UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-10399
______________________________________________

HENDERSON GLOBAL FUNDS
______________________________________________________________________________
(Exact name of registrant as specified in charter)

737 NORTH MICHIGAN AVENUE, SUITE 1700
CHICAGO, ILLINOIS 60611
______________________________________________________________________________
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
CHRISTOPHER K. YARBROUGH 737 NORTH MICHIGAN AVENUE, SUITE 1700 CHICAGO, ILLINOIS 60611	CATHY G. O’KELLY VEDDER PRICE P.C. 222 NORTH LASALLE STREET CHICAGO, ILLINOIS 60601

Registrant’s telephone number, including area code:  (312) 397-1122

Date of fiscal year end:  July 31

Date of reporting period:  July 31, 2010

Item 1:  Report to Shareholders.

Annual Report
July 31, 2010

European Focus Fund
Global Equity Income Fund
Global Opportunities Fund
Global Technology Fund
International Opportunities Fund
Japan-Asia Focus Fund

International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. The Funds may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger companies. Also, the Funds may invest in limited geographic areas and/or sectors which may result in greater market volatility. In addition some of the funds may invest in derivatives. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses.

Technology companies may react similarly to certain market pressure and events. This may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, and obsolescence of existing technology. As a result, the Global Technology Fund’s returns may be considerably more volatile than a fund that does not invest in technology companies.

The views in this report were those of the Fund managers as of July 31, 2010, and may not reflect the views of the managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

The recent growth rate in the stock market has helped to produce short term returns for some asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short term changes.

Henderson Global Funds	Letter to shareholders

Dear shareholder,

We are pleased to provide the annual report for the European Focus, Global Equity Income, Global Opportunities, Global Technology, International Opportunities and Japan-Asia Focus Funds, which covers the year ended July 31, 2010.

Despite a strong corporate results season and good economic data releases in the US and Far East, a global flight to quality gathered pace in the second quarter as markets became preoccupied with concerns over the health of the Eurozone economies. Greece’s economic woes made headlines around the world, and the €720 billion international rescue package for the Eurozone only partially stemmed fears of sovereign debt contagion. However, sentiment has grown more positive recently as corporate earnings releases and the Eurozone’s bank stress tests were generally well received by investors.

The UK market faced additional troubles following the unexpected collapse of BP’s oil rig in the Gulf of Mexico, and US equities also fell steeply amidst growing fears that Europe’s debt crisis and a slowing Chinese economy could place the US recovery in jeopardy. However, leading indicators of US economic growth continue to point to solid underlying demand within the economy.

In Asia, Chinese authorities’ efforts to reduce growth to more sustainable levels and growing tensions between North and South Korea added to anxiety levels, which translated into increased market volatility. However, in Japan, economic data pointed to recovery as the economy expanded at an annualized rate of 4.9% in the first quarter.

Despite continued improvement in the labor markets, global economic growth looks likely to ease in the second half of 2010 as fiscal policy begins to tighten and some central banks normalize interest rates. The Bank of Canada became the first G7 central bank to begin normalizing rates as it hiked its target interest rate 0.25% to 0.5% in early June. Eurozone, UK and US interest rates could begin rising by the fourth quarter, although it is looking increasingly likely that rate hikes will be delayed by market volatility.

Looking forward, there are some positives we can glean from this sequence of events. Despite the overarching nervousness in global equity markets, economic and earnings data has largely continued to improve, the US economy is adding jobs, and companies are growing revenues and profits. Although investors have become nervous about sovereign risk, the underlying global economy remains in reasonable health and is seeing signs of improvement in demand. These positive developments could be derailed if the European fiscal crisis persists, but policymakers appear to be committed to avoiding such an outcome.

Overall, it is undeniable that the prevailing environment presents a high level of uncertainty for the weeks and months ahead. However, at Henderson we believe that uncertain market environments can create investment opportunities for those who know where to look. We will continue to utilize our bottom-up investment process to seek out differentiated investment ideas that can bring value to our clients’ portfolios. We look forward to the opportunities that lie ahead and to serving your financial needs in the years to come, and we appreciate your trust and support in our Funds.

Sean Dranfield
President, Henderson Global Funds

Henderson Global Funds	Commentary

European Focus Fund

Over the reporting year, European equity markets were dominated by macroeconomic data and the increasingly influential role played by global central banks. After a strong run, the upward momentum of equity markets waned towards the end of the calendar year as the announcement of Dubai World’s request for a standstill on its debt payments weighed heavily on European markets. This continued into the New Year as the debt problems of Greece and other peripheral European countries took center stage and fears of contagion continued to negatively affect broader European markets and put downward pressure on the euro. European central governments attempted to quell these fears by putting into action an array of austerity measures designed to cut their unsustainable budget deficits.

European Focus Fund
Top 10 long term holdings

Security	as a percentage of net assets
European Goldfields, Ltd.	5.6
Essar Energy, Ltd.	4.4
BP plc	4.1
Centamin Egypt, Ltd.	3.3
FirstGroup plc	2.8
African Minerals, Ltd.	2.7
Zhaikmunai LP, GDR	2.7
Lloyds Banking Group plc	2.7
Kalahari Minerals plc	2.4
Nokia Oyj	2.3

Over the reporting period, the European Focus Fund returned 20.97% (Class A shares at NAV) versus the benchmark, the MSCI Europe Index, return of 7.42%. The holdings within the Materials sector proved to be the most positive with European Goldfields and Centamin Egypt leading the way. Financials were the greatest detractor to performance and our position in Gartmore was the biggest drag as it struggled due to the suspension of one of its senior fund managers.

The volatility that dominated the European and global economies created opportunities for a bottom up stock picker and the Fund has made a number of purchases that we believe present attractive investment potential. Within the Energy sector the Fund purchased Borders & Southern Petroleum due to exploration potential and BP as we believe investors overreacted to the Gulf spillage. The Fund bought a stake in Essar Energy which delivers exposure to the fast-growing Indian power-generation market and appears undervalued given a strong competitive position. The position in Tullow Oil was increased following an equity raising and we believed the stock was trading at a discount despite the company’s impressive track record of oil exploration in Ghana. The position in Cairn Energy was sold after a period of strong performance as we thought the valuation fully reflected the potential of current projects.

Within Industrials the Fund purchased Alstom, the transport and energy infrastructure company and participated in a placing of treasury shares by container shipping company AP Moller-Maersk. The Fund also bought a stake in passenger transport company, FirstGroup, because we believe the shares are attractively valued given their generally stable areas of operation and the potential for long term recovery in the US school bus business. A position was also initiated in automotive systems manufacturer Continental AG, as an equity placing provided an attractive opportunity to invest in a company with an improved balance sheet.

The review period has been characterized by very volatile market conditions enabling us to take advantage of what we believe are some very compelling opportunities. As volatility eases over the coming months, we expect the value in some of these positions to be realized. We also remain confident in the outlook for European equities; second quarter corporate earnings were encouraging and equities still have good value when compared to other low-yielding asset classes.

Henderson Global Funds	Performance summary

European Focus Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2010

					Since
	NASDAQ	One	Three	Five	Inception
At NAV	symbol	Year	years*	years*	(8/31/01)*
Class A	HFEAX	20.97%	-3.42%	8.76%	18.41%
Class B	HFEBX	20.07	-4.13	7.95	17.64
Class C	HFECX	20.07	-4.13	7.96	17.55
Class W**	HFEWX	21.30	-3.30	8.84	18.46
With sales charge
Class A		14.02%	-5.31%	7.48%	17.63%
Class B		16.07	-5.23	7.80	17.64
Class C		20.07	-4.13	7.96	17.55
Index
MSCI Europe Index		7.42%	-10.64%	2.36%	5.39%

* Average annual return.

** Class W shares commenced operations on March 31, 2009. The performance for Class W shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class W shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class W shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C and W shares are 1.73%, 2.48%, 2.48% and 1.48% respectively. In addition, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 2.00%, 2.75%, 2.75% and 1.75% for Class A, B, C and W shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Europe Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

Global Equity Income Fund

European equity markets recovered strongly during the period. The prevailing low interest rate environment helped to support asset values, which increased confidence in the financial system, and there were signs that supply chain destocking had ended in some sectors, leading to increased investor confidence that a ‘double-dip’ recession could be avoided. In general, company results surprised positively over the last 12 months. Although earnings benefited more from cost cutting than from top-line sales growth, the ability of companies to reduce costs and improve productivity has been impressive. The market rally has been eventful, however, and in the final quarter equity markets fell as investors moderated their expectations for economic growth. Investors adjusted their expectations largely as a result of two factors: measures by the Chinese government to dampen inflationary pressures, and increasing concerns regarding some European countries’ fiscal deficits.

Global Equity Income Fund
Top 10 long-term holdings

As a percentage
Security	of net assets
GlaxoSmithKline plc	3.9%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	3.9
Royal Dutch Shell plc, Class B	3.5
Imperial Tobacco Group plc	2.8
Lafarge S.A.	2.8
Unilever N.V.	2.5
Reynolds American, Inc.	2.5
France Telecom S.A.	2.4
Aviva plc	2.3
Scottish & Southern Energy plc	1.9

The Fund continued to follow its strategy of focusing on dividend paying companies that have strong balance sheet positions and that we believe are well managed. The Fund returned 5.76% (Class A shares at NAV) during the period versus the benchmark, the MSCI World Index, which posted a return of 10.40%. The Fund continued to meet its dividend income goals. The strongest performers included the Fund’s holdings in the Consumer Staples Sector such as tobacco companies Reynolds American and Imperial Tobacco, and beverage company SAB Miller. There were also a number of stock specific successes such as: Vodafone, Bristol-Myers Squibb, Terna and Australian listed Challenger Financial Services.

The income bias of the Fund generally results in it having a lower beta1 than the market and as a result it underperformed the market, which rallied over the period. The Fund was underweight in the Information Technology and Financial sectors (currently low yielding sectors), which rallied strongly from recession lows, and overweight the Utilities and Energy sectors (higher yielding sectors), which underperformed the broader market rally after strong relative outperformance during the financial crisis.

The Fund’s geographic exposure varied throughout the period in accordance with the investment process and dividend capture strategy. During the period we took advantage of market volatility to reduce positions in holdings that had recovered in order to invest in new positions where we saw potentially better opportunities for income and capital growth in the medium term.

Macro indicators have shown some signs of moderating economic growth after a very sharp rebound from recession levels, which has unnerved some investors. However, the IMF (International Monetary Fund) has recently upgraded its forecasts for global economic growth, and analysts’ earnings and dividend forecasts suggest healthy growth for the next few years. We continue to find interesting opportunities to invest in companies that we believe are well positioned to grow earnings and dividends in the medium term, and recent volatility has presented opportunities to invest at attractive valuations. In addition, companies have been generating significant cash flows which have been building on balance sheets, and in such a low interest rate environment acquisitions may be very accretive to earnings. We expect more corporate activity during the rest of the year, which could help drive equity valuations higher.

1Beta: A quantitative measure of the volatility of a given stock, mutual fund, or portfolio, relative to the overall market.

Henderson Global Funds	Performance summary

Global Equity Income Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2010

				Since
	NASDAQ	One	Three	inception
At NAV	symbol	year	years*	(11/30/06)*
Class A	HFQAX	5.76%	-6.07%	-2.32%
Class C	HFQCX	5.01	-6.78	-3.06
Class W**	HFQWX	5.87	-5.97	-2.24
With sales charge
Class A		-0.27%	-7.90%	-3.89%
Class C		5.01	-6.78	-3.06
Index
MSCI World Index		10.40%	-7.91%	-4.23%

* Average annual return.

** Class W shares commenced operations on March 31, 2009. The performance for Class W shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class W shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class W shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, C and W shares are 1.50%, 2.25% and 1.25%, respectively. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 1.40%, 2.15% and 1.15% for Class A, C and W shares, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

Global Opportunities Fund

During the second half of 2009 investors became more positive, reflecting expectations of an improvement in economic conditions globally. As investors’ risk appetite increased, equity markets built on their gains as government stimuli appeared to be working and liquidity began to flow through the financial system again.

In early 2010, the markets again showed their nervousness with mixed newsflow. Global equity prices dropped in January as investors were spooked by Chinese fiscal policy tightening, Obama’s forthcoming banking regulations and debt problems in Europe, particularly in Portugal, Greece, Ireland and Spain.

Global Opportunities Fund
Top 10 long-term holdings

As a percentage
Security	of net assets
UBS AG	3.6
Apple, Inc.	3.4
Essar Energy, Ltd.	2.8
Emerson Electric Co.	2.8
361 Degrees International, Ltd.	2.7
Cisco Systems, Inc.	2.6
United Parcel Service, Inc., Class B	2.6
American Tower Corp., Class A	2.5
CSX Corp.	2.5
PepsiCo, Inc.	2.4

Fears over how the global economy would cope with the twin headwinds of government retrenchment in the West and tightening measures in the East (ex-Japan) led to increased investor nervousness during the first half of the year. Governments wound down stimulus packages (US), announced fiscal austerity measures (Europe), and implemented tightening policies to curb inflation (China), leading to heightened concerns over the sustainability and trajectory of economic growth for the remainder of 2010. Currencies were also volatile as the yen and US dollar benefited from the weakness in the Euro.

Over the period, the Global Opportunities Fund (class A at NAV) returned 10.53% versus the benchmark, MSCI World Index, return of 10.40%. By sector, stock selection in Consumer Discretionary, Information Technology and Energy more than offset some weakness in the Financials sector. By region, positive stock selection in the UK, Asia ex-Japan and Japan offset weakness from stock selection in North America.

Within Consumer Discretionary, a position in 361 Degrees, a Chinese sportswear manufacturer, added value as the company continued to report strong earnings and same-store sales growth. Additionally, a position in Genting Singapore was also positive as earnings at its new casino resort significantly exceeded expectations. Apple was the strongest contributor within the Information Technology sector as the launch of its iPad and iPhone 4 were successful. This partially offset weakness elsewhere in the Fund’s US stocks; Anadarko suffered from its 25% stake in the Macondo oil well spillage, Lazard was negatively impacted by lackluster merger and aquisition (M&A) activity and Quanta Services reported weaker than expected earnings as infrastructure projects were delayed.

During the period, the Fund continued to maintain a broadly defensive stance in Western economies, where it is underweight across the US and Europe, although we have taken the opportunity to add some selective holdings during the recent weakness. We continue to favor Asia-Pacific and Emerging Markets and the Fund remains close to neutral in Japan.

We remain positive on equities, buoyed by rising margins, solid balance sheets, and easy monetary policy. However, visibility in economic growth remains difficult due to fiscal retrenchment and continued deleveraging in the West, and with tightening policies in Asia beginning to take effect. We continue to favor Asia-Pacific and Emerging Markets, which should benefit from rising consumption, strong balance sheets and long-term secular growth, while remaining underweight in the US and Europe due to growth concerns.

Henderson Global Funds	Performance summary

Global Opportunities Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2010

				Since
	NASDAQ	One	Three	inception
At NAV	symbol	year	years*	(11/30/06)*
Class A	HFPAX	10.53%	-8.19%	-3.33%
Class C	HFPCX	9.75	-8.87	-3.65
With sales charge
Class A		4.19%	-9.99%	-4.88%
Class C		9.75	-8.87	-3.65
Index
MSCI World Index		10.40%	-7.91%	-4.23%

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund’s relatively small asset base in its initial stages, performance was positively impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net  Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A and C shares are 2.75% and 3.50%, respectively. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that the total ordinary operating expenses do not exceed 1.96% and 2.71% for Class A and C shares, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

Global Technology Fund

Equity markets performed well during the second half of 2009 and the Information Technology sector ended the year as a standout performer. Despite consumers taking a cautious approach on spending their disposable income, they did divert more of their discretionary spending towards Information Technology products, driven by compelling new product cycles. The Technology sector started 2010 poorly as investors began to rotate away from the strong performing sectors of 2009 and looked for value in other sectors, before rallying in February and March and returning to levels higher than at the start of the year as demand for technology products continued to be very strong. However, as global equity markets tumbled during the second quarter, with European macroeconomic problems particularly affecting the market, the Technology sector declined by a similar amount.

Global Technology Fund
Top 10 long-term holdings

As a percentage
Security	of net assets
Apple, Inc.	4.5%
Cisco Systems, Inc.	4.5
NetApp, Inc.	3.7
Microsoft Corp.	3.2
Oracle Corp.	3.2
International Business Machines Corp.	3.0
Tencent Holdings, Ltd.	3.0
Intel Corp.	2.9
Hewlett-Packard Co.	2.9
Adobe Systems, Inc.	2.5

During the review period, the Fund (A Shares at NAV) returned 20.87% against its benchmark, MSCI AC World IT, Index return of 12.72%. Standout performers came from the overweight position in Internet stocks, buoyed by strong performances of Priceline.com, Baidu, Ctrip.com, MercadoLibre, Tencent and Netflix. Computer Hardware and Peripherals was another strong performing sector with Apple leading the way and NetApp also performing well. Semiconductors and Semiconductor Equipment were the greatest detractors to performance with Atheros Communications performing poorly on the back of investors fears of an inventory build.

Macroeconomic factors have significantly influenced the performance of the Technology sector. Despite this, they have created a number of opportunities for a bottom-up stock picker and the Fund initiated a number of positions that we believe present attractive investment potential.

The Fund significantly increased its weighting in the Computers and Hardware sector to increase the exposure to the computer infrastructure replacement cycle which we believe to be at cyclically depressed levels. The Software sector was significantly increased with new purchases in ANSYS, Inc. a simulation software provider for designers and engineers; Qlik Technologies, provider of business intelligence solutions; MICROS Systems, who provide IT software for the hospitality industry; Totvs, Brazil’s largest application software company and VMware, the software provider of virtualization products, all of which we believe will benefit from the positive enterprise spend.

The Fund marginally reduced its weighting in the Internet sector, with new positions in: RightMove, the internet website which hosts properties for sale and rent in the UK, GSI Commerce who provide e-commerce solutions for all-sized companies, Blinkx the UK search site and spin out from Autonomy whose search content technology may be incorporated into the next roll of Sky boxes, comScore the digital market survey and marketing intelligence company, and OpenTable, the on-line restaurant booking system, the company has a huge competitive advantage as they provide the servers necessary for the booking systems directly to restaurants for a fee. The weighting in the Semiconductor sector was also reduced. The Fund rotated the exposure in the Semiconductor sector with new positions in Analog Devices, ASM International, NetLogic, Taiwan Semiconductor and Marvell, and Rovi Corporation who hold the database for TV guides on cable TV.

As the macroeconomic picture remains unclear our outlook for technology is unchanged. We still believe that the sector can outperform the general equity market on a relative basis, and still place our emphasis on the cleaner balance sheets and encouraging demand and supply picture within the sector.

Henderson Global Funds	Performance summary

Global Technology Fund

Portfolio composition by country	Portfolio composition by industry
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison

Value of $10,000

Total returns as of July 31, 2010

					Since
	NASDAQ	One	Three	Five	inception
At NAV	symbol	year	years*	years*	(8/31/01)*
Class A	HFGAX	20.87%	-0.17%	7.26%	6.60%
Class B	HFGBX	19.94	-0.91	6.45	5.94
Class C	HFGCX	19.90	-0.91	6.47	5.83
Class W**	HFGWX	21.14	-0.04	7.34	6.65
With sales charge
Class A		13.94%	-2.11%	6.00%	5.90%
Class B		15.94	-1.94	6.29	5.94
Class C		19.90	-0.91	6.47	5.83
Index
MSCI AC World IT Index		12.72%	-3.97%	2.69%	2.07%
S&P 500		13.84	-6.77	-0.17	1.61

* Average annual return.

** Class W shares commenced operations on March 31, 2009. The performance for Class W shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class W shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class W shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C and W shares are 1.82%, 2.57%, 2.57% and 1.57%, respectively. In addition, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 2.00%, 2.75%, 2.75% and 1.75% for Class A, B, C and W shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index and an industry focused index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The MSCI AC World Info Tech Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of the Information Technology stocks within the MSCI AC World Index. The Fund is professionally managed while the Indices are unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

International Opportunities Fund

Equity markets staged a dramatic recovery during the second half of 2009. However, following this rise, equity markets suffered a pullback over the second quarter of 2010 amid fears of European sovereign debt problems led by Portugal, Greece, Ireland and Spain, as well as the prospect of a possible contagion to other markets. This was followed by policymakers around Europe announcing massive bailout packages as well as severe austerity measures to combat the debt issues. Then China, which had been growing rapidly, showed signs of economic slowdown and talks of a double dip recession were revived.

International Opportunities Fund
Top 10 long-term holdings

As a percentage
Security	of net assets
Volkswagen AG	3.3%
Essar Energy, Ltd.	3.0
BP plc	2.9
Fresenius AG	2.6
Industria de Diseno Textil S.A.	2.6
Essilor International S.A.	2.5
Siemens AG	2.5
Sodexho	2.5
Kuehne & Nagel International AG	2.5
Deutsche Post AG	2.4

Markets improved again at the end of the period. European confidence, as measured by the German IFO Index, rose in July to the highest level in more than two years. Growth in Europe’s services and manufacturing industries also accelerated in July. Positive news in European banking also supported the stronger economic outlook. International regulators and central bankers participating in the Basel Committee on Banking Supervisions agreed on key aspects of new global standards aimed at constraining risk at the world’s largest banks that were not as bad as feared. Also, the European bank stress test showed mostly positive results. Investors had been looking to the results to help restore confidence and stabilize markets, and this appears to have succeeded in the short term. On the corporate side, results in Europe surprised on the upside. Underlying growth numbers are strong and well spread across sectors. Investors responded to the results, reflected by a wide spread in returns for the companies that beat estimates relative to those that did not.

Over the reporting period, the International Opportunities Fund returned 1.59% (Class A shares at NAV) versus the benchmark, the MSCI EAFE Index, return of 6.72%. Overall the Fund’s focus tends to be on quality stocks, however cyclical companies with weaker balance sheets tended to outperform, particularly in 2009. This trend in the market was the principal contributor to disappointing relative performance.

In general, the Fund’s holdings in the Japanese sub-portfolio underperformed, particularly in the Financial sector where Sumitomo Mitsui and Daiwa Securities were weak. Other disappointing performers were largely found in the Asia Pacific sub-portfolio including non-cyclical companies China Mobile and Petrochina. We remain positive on the region and have been moderately increasing the allocation there.

Shares were strong in both European sub-portfolios particularly in Germany and Switzerland. Further positive performance came from stock selection including Chinese Internet travel agency CTrip, Spanish retailer Inditex and UK listed Cairn Energy and Essar Energy.

Allocation moves over the period were light. The Fund made a marginal change to the sub-portfolios by reducing Europe-1 in favor of Europe-2 and Asia Pacific during January. Later in the period, the Fund reduced the flow of new assets to the two European sub-portfolios to the benefit of the Global Technology sub-portfolio. We believe there is a compelling case to be made for growth opportunities in Technology shares.

While macroeconomic news has been up and down throughout the period, one of the constant positives has been very strong company results. We don’t believe markets will enter a double dip recession and continue to think that developed markets will eek out sluggish growth. With valuations on the inexpensive side of average, we are moderately positive on equities and will use any weakness to add to positions.

Henderson Global Funds	Performance summary

International Opportunities Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2010

					Since
	NASDAQ	One	Three	Five	inception
At NAV	symbol	year	years*	years*	(8/31/01)*
Class A	HFOAX	1.59%	-7.48%	5.45%	10.30%
Class B	HFOBX	0.84	-8.16	4.66	9.59
Class C	HFOCX	0.84	-8.17	4.67	9.49
Class R**	HFORX	1.35	-7.69	5.21	10.05
Class W***	HFOWX	1.92	-7.35	5.54	10.36
With sales charge
Class A		-4.25%	-9.29%	4.21%	9.57%
Class B		-3.10	-9.36	4.50	9.59
Class C		0.84	-8.17	4.67	9.49
Index
MSCI EAFE Index		6.72%	-9.82%	2.58%	5.27%

* Average annual return.

** Class R shares commenced operations on September 30, 2005. The performance for Class R shares for the period prior to September 30, 2005 is based on the performance of Class A shares, adjusted for the higher expenses applicable to R shares. Class R shares are not subject to a front-end sales charge but are subject to a distribution fee of 0.50%.

*** Class W shares commenced operations on March 31, 2009. The performance for Class W shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class W shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class W shares are not subject to a front-end sales charge or a distribution fee.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Class R shares have no front-end sales charge or CDSC. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratios (gross) for Class A, B, C, R and W shares are 1.62%, 2.37%, 2.37%, 1.87% and 1.37% respectively. In addition, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 2.00%, 2.75%, 2.75%, 2.25% and 1.75% for Class A, B, C, R and W shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the US and Canada. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Commentary

Japan-Asia Focus Fund

The Japanese stock market fell over the period, which was largely offset by strength in the yen against the US dollar. The latter event has had a detrimental effect on the market as the strong currency has negated the outlook for exports which is an important source for economic propulsion. While the change in the political landscape heralded a potentially brighter period of leadership under the Democratic Party of Japan, the subsequent disappointment in the Upper House elections also weighed on equity prices. Asian markets, by contrast, moved steadily higher as economies powered ahead unencumbered by the problems which have beset Western markets. While concerns within the Chinese property market surfaced in recent months, Asian equities recorded respectable gains over the year.

Japan-Asia Focus Fund Top
10 long-term holdings

As a percentage
Security	of net assets
Mitsubishi UFJ Financial Group, Inc.	5.4%
Canon, Inc.	4.0
Sumitomo Mitsui Financial Group, Inc.	3.9
Daiwa Securities Group, Inc.	3.6
Mitsui Sumitomo Insurance Group Holdings, Inc.	3.6
Yamada Denki Co., Ltd.	3.5
Shin-Etsu Chemical Co., Ltd.	3.5
INPEX Corp.	3.3
Nintendo Co., Ltd.	3.0
Bridgestone Corp.	2.9

For the period ended July 31, 2010, the Japan Asia Focus Fund returned -2.28% (Class A shares at NAV) versus the benchmark, MSCI Japan Index, return of 0.19%. Sector performance lacked direction with certain defensive and cyclical areas performing in a similar manner, which is unusual. As a reflection of this trend, overweight positions in Telecom Services and Information Technology were both accretive to performance. A stand-out winner was ABC Mart, a shoe retailer, which is a tightly run company whose management understands the selling process from sourcing to final sale. Canon, Takeda Pharmaceutical, Sekisui Chemical and NTT DoCoMo all contributed to performance. Financial stocks, where the Fund is overweight on the premise of valuation and recovery potential, were among the weakest elements as the drag from further equity issuance ran its course. Positions in bank stocks Mitsubishi UFJ Financial, Mizuho Financial and Sumitomo Financial along with brokerage company Daiwa Securities largely accounted for the Fund’s underperformance. The commitment to the financial area has been maintained as financing efforts have been completed and valuations are suppressed.

Activity within the portfolio included a number of changes to holdings, including disposal of Disco (laser dicers) and ABC Mart, both of which had performed strongly and had reached what we thought was fair value. Other disposals included Leopalace (real estate) which could be viewed as an opportunistic sale after a fleeting bout of outperformance, and West Japan Railway where the business outlook remains dull. Keyence (sensor equipment) and Benesse (educational services) were introduced to the portfolio as both companies command a high share and are highly profitable in their respective areas. The thrust of the portfolio remains towards the domestic environment where we perceive there to be more value within the market.

Recent events have revealed concerns over the sustainability of an economic recovery in the face of fading economic stimuli and planned fiscal retrenchment. Markets are right to be concerned although the reaction in both bond and equity markets have been marked. Some respite could therefore be in order. Further out we believe that since Japan has already overseen a prolonged period of economic difficulty, it is well equipped to handle any potential disappointment in global growth with companies backed with solid asset values and dividend yields well above the prevailing government bond market. At current levels we believe that Japan offers very good value. For Asia we expect the growth trajectory to persist and the region accounts for 10% of the portfolio.

Henderson Global Funds	Performance summary

Japan-Asia Focus Fund

Portfolio composition by country	Portfolio composition by sector
(as a % of long-term investments)	(as a % of long-term investments)

Investment comparison
Value of $10,000

Total returns as of July 31, 2010

At NAV	NASDAQ symbol	One year	Three years*	Since inception (1/31/06)*
Class A	HFJAX	-2.28%	-10.92%	-7.15%
Class C	HFJCX	-2.78	-11.57	-7.81
With sales charge
Class A		-7.91%	-12.66%	-8.37
Class C		-2.78	-11.57	-7.81
Index
MSCI Japan Index		0.19%	-10.80%	-6.54%

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund’s relatively small asset base in initial stages, performance was positively impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund’s investment process and may not be utilized to the same extent in the future. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge (“CDSC”). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund’s annual operating expense ratio (gross) for Class A and C shares are 2.13% and 2.88%, respectively. However, the Fund’s adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total ordinary operating expenses do not exceed 1.97%, and 2.72% for Class A and C shares, respectively, which is in effect until July 31, 2020. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds’ website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund’s inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Japan Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance in Japan. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Henderson Global Funds	Portfolio of Investments

European Focus Fund
July 31, 2010

Shares		Value (note 2)

Common Stocks - 92.01%

	Australia - 3.29%
6,627,711	Centamin Egypt, Ltd. *	$15,599,802

	Denmark - 1.22%
684	A P Moller - Maersk A/S, B Shares	5,768,134

	Finland - 2.29%
1,175,000	Nokia Oyj	10,863,878

	France - 6.86%
2,500,000	Alcatel-Lucent *	7,483,342
145,000	Alstom S.A.	7,588,507
111,176	Vallourec S.A.	10,823,915
275,000	Vivendi S.A.	6,610,069
		32,505,833

	Germany - 7.37%
147,666	Continental AG *	9,419,500
151,167	Fresenius SE	10,539,145
207,000	HeidelbergCement AG	10,424,573
75,867	Rhoen Klinikum AG	1,730,157
269,284	TUI AG *	2,836,116
		34,949,491

	Greece - 0.25%
312,281	Sidenor Steel Products Manufacturing Co. *	1,196,431

	Ireland - 2.75%
300,000	CRH plc	6,235,576
6,223,177	The Bank of Ireland *	6,795,959
		13,031,535

	Italy - 0.72%
341,350	Azimut Holding SpA	3,420,746

	Kazakhstan - 4.36%
404,971	KazMunaiGas Exploration Production, GDR	7,921,233
1,724,139	Zhaikmunai LP, GDR *	12,758,628
		20,679,861

	Luxembourg - 1.09%
1,150,000	GlobeOp Financial Services	5,142,887

	Netherlands - 2.23%
410,333	A&D Pharma Holding
	N.V., GDR	2,299,321
140,000	Akzo Nobel N.V.	8,247,249
414,902	Amtel Vredestein N.V., GDR (a) (b) *	—
		10,546,570

	Norway - 0.75%
3,500,000	Sevan Marine ASA *	3,557,350

	Portugal - 1.92%
557,532	Galp Energia, SGPS, S.A., B Shares	9,118,180

	Spain - 0.09%
236,547	Realia Business S.A. *	448,513

	Switzerland - 3.45%
376,108	GAM Holding, Ltd. *	4,350,678
48,950	Roche Holding AG	6,367,212
220,000	Temenos Group AG *	5,638,860
		16,356,750
	United Kingdom - 53.37%
700,000	Aero Inventory plc (a) (b)	—
4,629,804	Afren plc *	6,643,709
2,000,000	African Minerals, Ltd. *	13,023,939
1,149,764	BAE Systems plc	5,636,169
6,390,000	Borders & Southern Petroleum *	7,018,805
3,041,213	BP plc	19,372,410
900,000	British Sky Broadcasting Group plc	10,040,986
3,236,119	BT Group plc	7,220,850
3,227,735	Essar Energy, Ltd. *	20,973,329
3,813,891	European Goldfields, Ltd. *	26,481,697
2,500,000	Exillon Energy plc *	6,865,028
2,305,861	FirstGroup plc	13,311,505
6,576,251	Game Group plc	7,383,330
5,823,957	Gartmore Group, Ltd. *	10,326,683
3,966,000	Gulf Keystone Petroleum, Ltd. *	5,460,898
1,675,356	ICAP plc	10,541,823
190,000	Imperial Tobacco Group plc	5,378,416
591,343	Informa plc	3,641,101
6,832,267	ITV plc *	5,542,678
3,127,498	Juridica Investments, Ltd. (a) *	5,570,025

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments

European Focus Fund
July 31, 2010 (continued)

Shares		Value (note 2)
	United Kingdom – (continued)
4,449,500	Kalahari Minerals plc *	$11,520,184
11,689,145	Lloyds Banking Group plc *	12,703,678
1,203,455	National Grid plc	9,621,401
4,972,917	Regal Petroleum plc *	2,399,499
1,109,186	Songbird Estates plc *	2,610,718
2,000,000	The Sage Group plc	7,497,395
418,730	Tullow Oil plc	8,088,284
3,088,160	William Hill plc	8,087,614
		252,962,154

	Total Common Stock
	(Cost $429,124,076)	436,148,115

Preferred Stock - 1.95%

	Germany - 1.95%
87,281	Volkswagen AG	9,248,223

	Total Preferred Stock
	(Cost $7,825,294)	9,248,223

REITS - 1.07%

	United Kingdom - 1.07%
810,000	Shaftesbury plc	5,084,043

	Total REITS
	(Cost $3,795,845)	5,084,043

	Total Long Term Investments
	(Cost $440,745,215)	450,480,381

Short Term Investment - 2.93%
13,890,889	Fidelity Institutional Treasury Portfolio	13,890,889

	Total Short Term Investment
	(Cost $13,890,889)	13,890,889

Total Investments - 97.96%
	(Cost $454,636,104)	464,371,270

Net Other Assets and Liabilities – 2.04%		9,648,090

Total Net Assets – 100.00%		$474,019,360

*	Non income producing security
(a)	Security has been deemed illiquid in accordance to the policies and procedures adopted by the Board of Trustees.
(b)	Fair valued at July 31, 2010 as determined in good faith using procedures adopted by Board of Trustees.
GDR	Global Depositary Receipts
REIT	Real Estate Investment Trust

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments

European Focus Fund
July 31, 2010 (continued)

Other Information:

Industry concentration as a percentage of net assets:	% of net assets
Oil & Gas Exploration & Production	16.48%
Gold	8.88
Integrated Oil & Gas	6.01
Diversified Banks	4.11
Communications Equipment	3.87
Asset Management & Custody Banks	3.82
Construction Materials	3.52
Trucking	2.81
Application Software	2.77
Precious Metals & Minerals	2.75
Diversified Metals & Mining	2.43
Industrial Machinery	2.28
Investment Banking & Brokerage	2.22
Health Care Equipment	2.22
Cable & Satellite	2.12
Multi-Utilities	2.03
Tires & Rubber	1.99
Automobile Manufacturers	1.95
Diversified Chemicals	1.74
Casinos & Gaming	1.71
Heavy Electrical Equipment	1.60
Computer & Electronics Retail	1.56
Integrated Telecommunication Services	1.52
Movies & Entertainment	1.40
Pharmaceuticals	1.34
Marine	1.22
Aerospace & Defense	1.19
Industrial Conglomerates	1.17
Broadcasting	1.17
Tobacco	1.13
Other Diversified Financial Services	1.09
Diversified REIT’s	1.08
Publishing	0.77
Oil & Gas Equipment & Services	0.75
Hotels, Resorts & Cruise Lines	0.60
Real Estate Operating Companies	0.55
Health Care Distributors	0.48
Health Care Facilities	0.36
Steel	0.25
Diversified Real Estate Activities	0.09
Trading Companies & Distributors	—
Long Term Investments	95.03
Short Term Investment	2.93
Total Investments	97.96
Net Other Assets and Liabilities	2.04
100.00%

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments

Global Equity Income Fund
July 31, 2010

Shares		Value (note 2)

Common Stocks - 95.71%

	Australia - 2.25%
341,249	National Australia Bank, Ltd.	$7,758,332
2,875,105	Telstra Corp., Ltd.	8,375,565
		16,133,897

	China - 0.92%
57,753	PetroChina Co., Ltd., ADR	6,610,986

	Cyprus - 0.65%
1,011,603	ProSafe SE	4,692,158

	Czech Republic - 0.49%
152,320	Telefonica 02 Czech Republic a.s.	3,481,682

	France - 12.39%
121,176	Bureau Veritas S.A.	7,320,735
91,721	Compagnie de Saint-Gobain	3,904,326
838,361	France Telecom S.A.	17,556,646
362,849	Lafarge S.A. (a)	19,765,000
138,750	Neopost S.A.	10,731,201
144,265	Publicis Groupe	6,501,946
234,705	Total S.A.	11,839,685
116,942	Vallourec S.A.	11,385,284
		89,004,823

	Greece - 0.58%
281,344	OPAP S.A.	4,161,292

	Hong Kong - 1.48%
4,142,500	BOC Hong Kong (Holdings), Ltd.	10,634,239

	Ireland - 1.00%
727,948	Experian plc	7,167,676

	Italy - 2.67%
1,432,521	Enel SpA	7,033,134
593,416	ENI SpA	12,133,240
		19,166,374

	Japan - 0.74%
115,300	Takeda Pharmaceutical Co., Ltd.	5,291,562

	Netherlands - 6.99%
519,228	Koninklijke (Royal) KPN N.V.	7,226,433
945,917	Royal Dutch Shell plc, Class B	24,928,566
612,629	Unilever N.V.	18,022,703
		50,177,702

	Singapore - 2.94%
1,022,000	Keppel Corp., Ltd.	7,019,767
2,346,000	SembCorp Industries, Ltd.	7,280,571
2,846,000	Singapore Technologies Engineering, Ltd.	6,781,174
		21,081,512

	Taiwan - 9.09%
6,225,320	Asia Cement Corp.	6,158,586
5,954,000	Chungwha Telecom Co., Ltd.	12,616,493
7,374,000	CTCI Corp.	7,904,783
326,550	HTC Corp.	5,992,211
2,733,000	Quanta Computer, Inc.	4,946,838
2,740,725	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	27,681,322
		65,300,233

	United Kingdom - 35.47%
2,930,897	Aviva plc	16,436,879
1,043,504	BAE Systems plc	5,115,280
1,555,523	Balfour Beatty plc	6,080,152
1,554,376	Catlin Group, Ltd.	9,385,457
1,347,314	Centrica plc	6,424,862
899,524	Dairy Crest Group plc	5,444,107
1,460,182	Electrocomponents plc	5,155,298
1,590,880	GlaxoSmithKline plc	27,734,206
994,398	Greene King plc	6,912,390
902,077	Halfords Group plc	6,808,523
722,718	Imperial Tobacco Group plc	20,458,306
2,697,100	Intermediate Capital Group plc	11,240,597
1,354,164	J Sainsbury plc	7,301,106
2,624,094	Marston’s plc	3,961,126
1,358,325	National Grid plc	10,859,558
697,164	Pearson plc	10,824,679
494,916	Pennon Group plc	4,581,923
660,082	Provident Financial plc	8,353,462
1,088,710	Reed Elsevier plc	9,430,084
360,207	SABMiller plc	10,834,576
798,998	Scottish & Southern Energy plc	13,891,518
536,291	Severn Trent plc	11,023,920
3,957,753	Smiths News plc	6,924,490
3,581,429	Standard Life plc	11,363,229
962,495	Tate & Lyle plc	6,787,281
4,894,349	Vodafone Group plc	11,423,947
		254,756,956

	United States - 18.05%
225,111	Atmos Energy Corp.	6,528,219
552,109	Bristol-Myers Squibb Co.	13,758,556
439,656	ConAgra Foods, Inc.	10,323,123
115,093	Diamond Offshore Drilling, Inc.	6,846,882
420,190	Duke Energy Corp.	7,206,847

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments

Global Equity Income Fund
July 31, 2010 (continued)

Shares		Value (note 2)

	United States - (continued)
286,723	H.J. Heinz Co.	$12,753,439
161,508	Kimberly-Clark Corp.	10,355,893
248,418	Paychex, Inc.	6,456,384
541,518	Pfizer, Inc.	8,122,770
315,934	Pitney Bowes, Inc.	7,711,949
189,310	Progress Energy, Inc.	7,971,844
311,072	Reynolds American, Inc.	17,986,183
222,942	The Procter & Gamble Co.	13,635,133
		129,657,222

	Total Long Term Investments
	(Cost $704,514,979)	687,318,314

Short Term Investment - 3.57%
25,647,035	Fidelity Institutional Treasury Portfolio	25,647,035

	Total Short Term Investment
	(Cost $25,647,035)	25,647,035

Total Investments - 99.28%
	(Cost $730,162,014)	712,965,349

Net Other Assets and Liabilities – 0.72%		5,196,865

Total Net Assets – 100.00%		$718,162,214

(a)	A portion of this security is being pledged as collateral for options written.
ADR	American Depositary Receipts

Written Options

Call options written	Contracts	Expiration date	Current value	Unrealized appreciation
LaFarge, S.A. Strike 46	1,800	9/17/10	$192,345	$56,325

Other Information:
Industry concentration as a percentage of net assets:	% of net assets
Integrated Oil & Gas	7.73%
Pharmaceuticals	7.65
Packaged Foods & Meats	7.44
Integrated Telecommunication Services	6.87
Tobacco	5.35
Electric Utilities	5.02
Semiconductors	3.85
Construction Materials	3.61
Household Products	3.34
Publishing	2.82
Diversified Banks	2.56
Multi-Utilities	2.40
Multi-line Insurance	2.29
Water Utilities	2.17
Research & Consulting Services	2.02
Industrial Conglomerates	1.99
Construction & Engineering	1.95
Aerospace & Defense	1.66
Wireless Telecommunication Services	1.59
Industrial Machinery	1.59
Life & Health Insurance	1.58
Asset Management & Custody Banks	1.57
Restaurants	1.51
Brewers	1.51
Office Electronics	1.49
Property & Casualty Insurance	1.31
Consumer Finance	1.16
Office Services & Supplies	1.07
Food Retail	1.02
Distributors	0.96
Oil & Gas Drilling	0.95
Automotive Retail	0.95
Gas Utilities	0.91
Advertising	0.91
Data Processing & Outsourced Services	0.90
Communications Equipment	0.83
Technology Distributors	0.72
Computer Hardware	0.69
Oil & Gas Equipment & Services	0.65
Casinos & Gaming	0.58
Building Products	0.54
Long Term Investments	95.71
Short Term Investment	3.57
Total Investments	99.28
Net Other Assets and Liabilities	0.72
100.00%

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments

Global Opportunities Fund
July 31, 2010

Shares		Value (note 2)

Common Stocks - 96.25%

	China - 2.19%
341,000	Bank of China, Ltd., Class H	$179,994
19,500	Ping An Insurance (Group) Co. of China, Ltd., Class H (a) (b)	161,548
		341,542

	France - 0.99%
2,018	Compagnie Generale des Etablissements Michelin, Class B	153,736

	Hong Kong - 5.87%
546,000	361 Degrees International, Ltd.	414,728
78,000	China Overseas Land & Investment, Ltd.	166,694
216,000	Sands China, Ltd. *	332,586
		914,008

	India - 2.22%
11,800	Axis Bank, Ltd. GDR	345,150

	Ireland - 2.00%
8,350	Covidien plc	311,622

	Italy - 1.13%
4,868	Saipem SpA	175,087

	Japan - 10.23%
1,300	Keyence Corp.	299,439
30,000	Kubota Corp.	237,861
10,200	Makita Corp.	294,684
1,300	SMC Corp.	172,139
35,000	The Bank of Yokohama, Ltd.	161,641
2,910	Yamada Denki Co., Ltd.	196,706
17,700	Yamaha Motor Co., Ltd. *	229,663
		1,592,133

	Netherlands - 1.43%
4,955	Randstad Holding N.V. *	222,577

	Singapore - 4.12%
110,000	CapitaMalls Asia, Ltd.	172,305
192,544	Genting Singapore plc *	179,828
8,200	K-Green Trust *	6,935
41,000	Keppel Corp., Ltd.	281,615
		640,683

	Switzerland - 7.01%
13,342	ABB, Ltd. *	269,222
1,983	Roche Holding AG	257,940
32,997	UBS AG *	563,835
		1,090,997

	Taiwan - 1.45%
56,000	HON HAI Precision Industry Co., Ltd. *	225,444

	United Kingdom - 13.30%
6,467	Autonomy Corp., plc *	166,930
44,675	Barclays plc	233,299
25,070	Cairn Energy plc *	183,632
67,424	Essar Energy plc *	438,111
5,769	Rio Tinto plc	299,137
29,180	Serco Group plc	253,435
10,445	Shire plc	238,471
41,824	Tesco plc	256,376
		2,069,391

	United States - 44.31%
8,363	American Tower Corp., Class A *	386,705
5,300	Anadarko Petroleum Corp.	260,548
2,068	Apple, Inc. *	531,993
6,700	Carnival Corp.	232,356
17,708	Cisco Systems, Inc. *	408,524
7,300	CSX Corp.	384,856
8,800	Emerson Electric Co.	435,952
3,239	Equinix, Inc. *	302,879
6,138	Express Scripts, Inc. *	277,315
5,511	Hess Corp.	295,334
10,498	Lazard, Ltd., Class A	311,476
15,300	Lowe’s Cos, Inc.	317,322
6,000	Mead Johnson Nutrition Co.	318,840
14,200	Microsoft Corp.	366,502
5,981	Northern Trust Corp.	281,047
5,731	PepsiCo, Inc.	371,999
4,062	Praxair, Inc.	352,663
11,000	Republic Services, Inc.	350,460
6,770	Thermo Fisher Scientific, Inc. *	303,702
6,200	United Parcel Service, Inc., Class B	403,000
		6,893,473

	Total Common Stock
	(Cost $12,669,631)	14,975,843

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments

Global Opportunities Fund
July 31, 2010 (continued)

Shares		Value (note 2)

Preferred Stock - 2.19%

	Germany - 2.19%
4,787	Fresenius SE	$340,043

	Total Preferred Stock
	(Cost $272,470)	340,043

	Total Long Term Investments
	(Cost $12,942,101)	15,315,886

Short Term Investment - 3.45%
537,207	Fidelity Institutional
	Treasury Portfolio	537,207

	Total Short Term Investment
	(Cost $537,207)	537,207

	Total Investments - 101.89%
	(Cost $13,479,308)	15,853,093

Net Other Assets and Liabilities – (1.89)%		(294,390)

Total Net Assets – 100.00%		$15,558,703

*	Non income producing security
(a)	Security has been deemed illiquid in accordance to the policies and procedures adopted by the Board of Trustees.
(b)	Fair valued at July 31, 2010 as determined in good faith using procedures adopted by the Board of the Trustees.
GDR	Global Depositary Receipts

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments

Global Opportunities Fund
July 31, 2010 (continued)

Other Information:

Industry concentration as	% of net
a percentage of net assets:	assets
Oil & Gas Exploration & Production	5.67%
Health Care Equipment	4.19
Environmental & Facilities Services	3.92
Diversified Capital Markets	3.62
Computer Hardware	3.42
Casinos & Gaming	3.30
Regional Banks	3.26
Pharmaceuticals	3.19
Industrial Machinery	3.00
Electrical Components & Equipment	2.80
Apparel, Accessories & Luxury Goods	2.66
Diversified Banks	2.65
Communications Equipment	2.63
Air Freight & Logistics	2.59
Wireless Telecommunication Services	2.49
Railroads	2.47
Soft Drinks	2.39
Systems Software	2.36
Industrial Gases	2.27
Packaged Foods & Meats	2.05
Home Improvement Retail	2.04
Investment Banking & Brokerage	2.00
Life Sciences Tools & Services	1.95
Internet Software & Services	1.95
Electronic Equipment & Instruments	1.92
Diversified Metals & Mining	1.92
Integrated Oil & Gas	1.90
Industrial Conglomerates	1.81
Asset Management & Custody Banks	1.81
Health Care Services	1.78
Heavy Electrical Equipment	1.73
Food Retail	1.65
Construction & Farm Machinery & Heavy Trucks	1.53
Hotels, Resorts & Cruise Lines	1.49
Motorcycle Manufacturers	1.48
Electronic Manufacturing Services	1.45
Human Resource & Employment Services	1.43
Computer & Electronics Retail	1.26
Oil & Gas Equipment & Services	1.13
Integrated Telecommunication Services	1.11%
Application Software	1.07
Real Estate Development	1.07
Life & Health Insurance	1.04
Tires & Rubber	0.99
Long Term Investments	98.44
Short Term Investment	3.45
Total Investments	101.89
Net Other Assets and Liabilities	(1.89)
100.00%

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments

Global Technology Fund
July 31, 2010

Shares		Value (note 2)

Common Stocks - 98.69%

	Brazil - 0.75%
20,192	Totvs S.A.	$1,479,958

	Canada - 1.64%
56,650	Research In Motion, Ltd. *	3,259,075

	China - 6.56%
46,450	Baidu.com, Inc., ADR *	3,781,494
81,530	Ctrip.com International, Ltd., ADR *	3,282,398
310,654	Tencent Holdings, Ltd.	5,983,114
		13,047,006

	Germany - 1.44%
62,465	SAP AG	2,852,302

	Ireland - 1.37%
68,713	Accenture plc, Class A	2,723,783

	Netherlands - 1.86%
16,223	ASM International N.V. *	412,144
99,463	VistaPrint N.V. *	3,287,252
		3,699,396

	Sweden - 1.52%
273,702	Telefonaktiebolaget LM
	Ericsson, B Shares	3,021,483

	Switzerland - 1.73%
133,882	Temenos Group AG *	3,431,554

	Taiwan - 7.31%
680,000	Hon Hai Precision Industry Co., Ltd. *	2,737,529
182,000	HTC Corp.	3,339,710
2,004,802	Radiant Opto-Electronics Corp.	2,721,578
1,532,000	Taiwan Semiconductor Manufacturing Co., Ltd.	2,983,344
1,704,290	Wistron Corp.	2,749,756
		14,531,917

	United Kingdom - 4.60%
107,123	Autonomy Corp., plc *	2,765,113
1,753,599	Blinkx plc *	1,589,083
302,782	Rightmove plc	3,104,845
249,127	Telecity Group plc *	1,692,672
		9,151,713

	United States - 69.91%
275,198	Activision Blizzard, Inc.	3,269,352
174,761	Adobe Systems, Inc. *	5,019,136
24,432	Amazon.com, Inc. *	2,880,288
99,808	Analog Devices, Inc.	2,965,296
70,546	ANSYS, Inc. *	3,171,043
34,929	Apple, Inc. *	8,985,485
99,664	Atheros Communications *	2,635,116
383,233	Cisco Systems, Inc. *	8,841,185
57,489	Cognizant Technology Solutions Corp. *	3,136,600
108,233	ComScore, Inc. *	2,144,096
143,630	Corning, Inc.	2,602,576
173,943	Dell, Inc. *	2,303,005
40,388	F5 Networks, Inc. *	3,547,278
22,366	First Solar, Inc. *	2,805,815
6,128	Google, Inc., Class A *	2,971,161
113,656	GSI Commerce, Inc. *	2,559,533
123,435	Hewlett-Packard Co.	5,682,947
284,238	Intel Corp.	5,855,303
47,015	International Business Machines Corp.	6,036,726
80,070	Intuit, Inc. *	3,182,782
149,267	Marvell Technology Group, Ltd. *	2,227,064
66,238	McAfee, Inc. *	2,192,478
59,725	MercadoLibre, Inc. *	3,613,362
87,207	MICROS Systems, Inc. *	3,120,266
244,552	Microsoft Corp.	6,311,887
173,857	NetApp, Inc. *	7,354,151
26,723	NetFlix, Inc. *	2,740,444
34,375	Netlogic Microsystems, Inc. *	1,016,125
70,723	OpenTable, Inc. *	3,161,318
266,129	Oracle Corp.	6,291,290
13,984	Priceline.com, Inc. *	3,138,010
3,549	QLIK Technologies, Inc. *	50,999
25,070	RealD, Inc. *	426,190
101,148	Red Hat, Inc. *	3,251,908
76,233	Rovi Corp. *	3,392,368
170,090	Skyworks Solutions, Inc. *	2,981,678
49,666	VMware, Inc., Class A *	3,850,605
62,025	WebMD Health Corp. *	2,869,897
30,537	Xyratex, Ltd. *	396,676
		138,981,439

	Total Long Term Investments
	(Cost $163,268,979)	196,179,626

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments

Global Technology Fund
July 31, 2010 (continued)

Shares		Value (note 2)

Short Term Investment - 0.47%
936,519	Fidelity Institutional Treasury Portfolio	$936,519

	Total Short Term Investment
	(Cost $936,519)	936,519

Total Investments - 99.16%
	(Cost $164,205,498)	197,116,145

Net Other Assets and Liabilities – 0.84%		1,671,837

Total Net Assets – 100.00%		$198,787,982

*	Non income producing security
ADR	American Depositary Receipts

Other Information:

Industry concentration as	% of net
a percentage of net assets:	assets
Internet Software & Services	16.92%
Systems Software	15.04
Semiconductors	13.18
Communications Equipment	11.07
Application Software	10.30
Computer Hardware	9.92
IT Consulting & Other Services	5.99
Internet Retail	4.41
Computer Storage & Peripherals	3.90
Home Entertainment Software	1.85
Hotels, Resorts & Cruise Lines	1.65
Publishing	1.56
Electronic Manufacturing Services	1.38
Electronic Components	1.31
Semiconductor Equipment	0.21
Long Term Investments	98.69
Short Term Investment	0.47
Total Investments	99.16
Net Other Assets and Liabilities	0.84
100.00%

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments

International Opportunities Fund
July 31, 2010

Shares		Value (note 2)

Common Stocks - 89.94%

	China - 8.61%
144,979,000	Bank of China, Ltd., Class H	$76,507,625
912,510	Ctrip.com International, Ltd., ADR *	36,737,653
24,550,000	Guangzhou R&F Properties Co., Ltd., Class H	38,513,705
95,100,000	Industrial & Commercial Bank of China, Ltd., Class H	72,661,101
34,772,000	PetroChina Co., Ltd., Class H	39,678,042
1,719,800	Tencent Holdings, Ltd.	33,122,894
		297,221,020

	Finland - 2.33%
8,700,000	Nokia Oyj	80,438,927

	France - 7.01%
1,403,678	Essilor International S.A.	87,801,786
1,376,196	Sodexho	86,701,472
2,800,000	Vivendi Universal S.A.	67,302,517
		241,805,775

	Germany - 7.39%
4,850,000	Deutsche Post AG	84,217,738
1,650,000	HeidelbergCement AG	83,094,423
900,000	Siemens AG	87,716,372
		255,028,533

	Hong Kong - 3.13%
6,060,000	China Mobile, Ltd.	61,630,786
24,622,000	Sino Land Co., Ltd.	46,363,003
		107,993,789

	India - 1.13%
720,000	State Bank of India	38,841,801

	Ireland - 1.32%
2,183,659	CRH plc	45,387,904

	Japan - 17.49%
16,433,000	Daiwa Securities Group, Inc.	70,840,207
259,600	Keyence Corp.	59,540,382
255,300	Nintendo Co., Ltd.	71,025,256
3,362,000	NSD Co., Ltd. (a)	36,211,533
34,368	NTT DoCoMo, Inc.	54,669,003
8,809,000	Sekisui Chemical Co., Ltd.	59,768,745
2,176,300	Sumitomo Mitsui Financial Group, Inc.	67,129,271
1,063,500	TDK Corp.	63,852,007
896,420	Yamada Denki Co., Ltd.	60,270,434
4,889,100	Yamato Holdings Co., Ltd.	60,423,910
		603,730,748

	Korea - 2.36%
1,095,000	KB Financial Group, Inc.	47,598,783
1,800,000	KT Corp. ADR	33,930,000
		81,528,783

	Netherlands - 2.84%
1,400,000	Akzo Nobel N.V.	82,472,494
471,991	VistaPrint N.V. *	15,599,302
		98,071,796

	Singapore - 2.13%
6,939,596	DBS Group Holdings, Ltd.	73,436,261

	Spain - 2.58%
1,344,344	Industria de Diseno Textil S.A.	88,908,048

	Switzerland - 7.94%
789,442	Kuehne & Nagel International AG	84,650,736
450,000	Roche Holding AG	58,534,127
325,089	Syngenta AG	71,777,354
253,442	Zurich Financial Services AG	59,169,717
		274,131,934

	Taiwan - 1.57%
1,246,000	MediaTek, Inc.	16,787,701
7,650,000	Siliconware Precision Industries Co., ADR	37,332,000
		54,119,701

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments

International Opportunities Fund
July 31, 2010 (continued)

Shares		Value (note 2)

	United Kingdom - 17.22%
619,959	Autonomy Corp., plc *	$16,002,695
11,100,410	BAE Systems plc	54,414,458
15,462,289	BP plc	98,494,185
7,174,725	Capita Group plc	80,946,562
15,723,735	Essar Energy, Ltd. *	102,170,426
15,363,636	Gartmore Group, Ltd. *	27,241,857
2,630,000	Imperial Tobacco Group plc	74,448,601
1,563,552	Reckitt Benckiser Group plc	76,670,203
3,315,984	Tullow Oil plc	64,052,301
		594,441,288

	United States - 4.89%
145,008	Apple, Inc. *	37,303,308
1,566,333	Cisco Systems, Inc. *	36,135,302
170,884	First Solar, Inc. *	21,437,398
47,402	Google, Inc., Class A *	22,982,860
789,515	Intel Corp.	16,264,009
820,947	NetApp, Inc. *	34,726,058
		168,848,935

	Total Common Stock
	(Cost $3,073,280,897)	3,103,935,243

Preferred Stock - 5.97%

	Germany - 5.97%
1,277,292	Fresenius AG	90,732,106
1,086,620	Volkswagen AG	115,137,361
		205,869,467

	Total Preferred Stock
	(Cost $168,908,313)	205,869,467

	Total Long Term Investments
	(Cost $3,242,189,210)	3,309,804,710

Short Term Investment - 1.34%
46,244,480	Henderson Money Market Fund (a)	46,244,480

	Total Short Term Investment
	(Cost $46,244,480)	46,244,480

Total Investments - 97.25%
	(Cost $3,288,433,690)	3,356,049,190

Net Other Assets and Liabilities – 2.75%		95,060,375

Total Net Assets – 100.00%		$3,451,109,565

*	Non income producing security
(a)	Affiliated holding, see notes to financial statements for further information.
ADR	American Depositary Receipts

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments

International Opportunities Fund
July 31, 2010 (continued)

Other Information:

Industry concentration as	% of net
a percentage of net assets:	assets
Diversified Banks	10.90%
Oil & Gas Exploration & Production	4.82
Air Freight & Logistics	4.19
Integrated Oil & Gas	4.00
Construction Materials	3.72
Communications Equipment	3.38
Wireless Telecommunication Services	3.37
Automobile Manufacturers	3.34
Semiconductors	2.66
Health Care Equipment	2.63
Apparel Retail	2.58
Health Care Supplies	2.54
Industrial Conglomerates	2.54
Restaurants	2.51
Real Estate Development	2.46
Marine	2.45
Diversified Chemicals	2.39
Human Resource & Employment Services	2.35
Household Products	2.22
Tobacco	2.16
Fertilizers & Agricultural Chemicals	2.08
Internet Software & Services	2.08
Home Entertainment Software	2.06
Investment Banking & Brokerage	2.05
Movies & Entertainment	1.95
Electronic Components	1.85
Computer & Electronics Retail	1.75
Homebuilding	1.73
Electronic Equipment & Instruments	1.73
Multi-line Insurance	1.71
Pharmaceuticals	1.70
Aerospace & Defense	1.58
Application Software	1.51
Computer Hardware	1.08
Hotels, Resorts & Cruise Lines	1.06
Computer Storage & Peripherals	1.01
Integrated Telecommunication Services	0.98
Asset Management & Custody Banks	0.79
Long Term Investments	95.91
Short Term Investment	1.34
Total Investments	97.25
Net Other Assets and Liabilities	2.75
100.00%

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments

Japan-Asia Focus Fund
July 31, 2010

Shares		Value (note 2)

Common Stocks - 99.67%

	China - 4.73%
1,324,000	Bank of China, Ltd., Class H	$698,695
288,000	Guangzhou R&F Properties Co., Ltd., Class H	451,810
		1,150,505

	Hong Kong - 1.72%
222,000	Sino Land Co., Ltd.	418,024

	Japan - 89.77%
33,200	Asahi Breweries, Ltd.	586,740
9,400	Benesse Holdings, Inc.	415,811
39,800	Bridgestone Corp.	708,438
22,400	Canon, Inc.	969,302
48,500	Credit Saison Co., Ltd.	610,132
57,000	Daiwa House Industry Co., Ltd.	558,522
204,000	Daiwa Securities Group, Inc.	879,413
12,760	Hakuhodo DY Holdings, Inc.	648,230
164	INPEX Corp.	796,347
2,400	Keyence Corp.	550,450
263,400	Mitsubishi UFJ Financial Group, Inc.	1,303,279
39,500	Mitsui Sumitomo Insurance Group Holdings, Inc.	874,198
414,900	Mizuho Financial Group, Inc.	672,783
11,200	Murata Manufacturing Co., Ltd.	551,051
2,600	Nintendo Co., Ltd.	723,328
15,000	Nippon Telegraph and Telephone Corp.	624,515
3,230	Nippon Television Network Corp.	450,710
21,300	NS Solutions Corp.	393,204
29,900	NSD Co., Ltd.	322,048
410	NTT DoCoMo, Inc.	652,185
50,000	Renesas Electronics Corp. *	474,970
9,400	SANKYO Co., Ltd.	459,286
11,300	Secom Co., Ltd.	519,662
77,000	Sekisui Chemical Co., Ltd.	522,442
29,100	Seven & I Holdings Co., Ltd.	694,710
17,300	Shin-Etsu Chemical Co., Ltd.	857,658
30,400	Sumitomo Mitsui Financial Group, Inc.	937,706
11,800	Takeda Pharmaceutical Co., Ltd.	543,510
9,600	TDK Corp.	576,379
334	The Dai-ichi Life Insurance Co., Ltd.	474,990
32,800	Tokyo Broadcasting System, Inc.	418,588
25,500	Xebio Co., Ltd.	504,720
12,790	Yamada Denki Co., Ltd.	859,930
56,600	Yamato Holdings Co., Ltd.	699,514
		21,834,751

	Korea - 1.56%
23,200	SK Telecom Co., Ltd., ADR	380,016

	Thailand - 1.89%
142,000	Kasikornbank plc	458,384

	Total Long Term Investments
	(Cost $24,760,399)	24,241,680

Short Term Investment - 4.54%
1,104,476	Fidelity Institutional Treasury Portfolio	1,104,476

	Total Short Term Investment
	(Cost $1,104,476)	1,104,476

Total Investments - 104.21%
	(Cost $25,864,875)	25,346,156

Net Other Assets and Liabilities – (4.21)%		(1,024,377)

Total Net Assets – 100.00%		$24,321,779

*	Non income producing security
ADR	American Depositary Receipts

See Notes to Financial Statements.

Henderson Global Funds	Portfolio of Investments

Japan-Asia Focus Fund
July 31, 2010 (continued)

Other Information:

Industry concentration as	% of net
a percentage of net assets:	assets
Diversified Banks	16.75%
Electronic Components	4.64
Wireless Telecommunication Services	4.24
Office Electronics	3.98
Investment Banking & Brokerage	3.62
Property & Casualty Insurance	3.59
Real Estate Development	3.58
Broadcasting	3.57
Computer & Electronics Retail	3.54
Specialty Chemicals	3.53
Oil & Gas Exploration & Production	3.27
Home Entertainment Software	2.97
Tires & Rubber	2.91
Air Freight & Logistics	2.88
Food Retail	2.86
Advertising	2.66
Integrated Telecommunication Services	2.57
Consumer Finance	2.51
Brewers	2.41
Diversified Real Estate Activities	2.30
Electronic Equipment & Instruments	2.26
Pharmaceuticals	2.23
Homebuilding	2.15
Security & Alarm Services	2.14
Specialty Stores	2.07
Life & Health Insurance	1.95
Semiconductors	1.95
Leisure Products	1.89
Education Services	1.71
IT Consulting & Other Services	1.62
Application Software	1.32
Long Term Investments	99.67
Short Term Investment	4.54
Total Investments	104.21
Net Other Assets and Liabilities	(4.21)
100.00%

See Notes to Financial Statements.

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Henderson Global Funds	Financial Statements

Statements of Assets and Liabilities
July 31, 2010

	European Focus Fund	Global Equity Income Fund
ASSETS:
Investments, at value
Securities	$450,480,381	$687,318,314
Affiliated companies	—	—
Short term investments	13,890,889	25,647,035
Total investments, at value	464,371,270	712,965,349
Foreign cash, at value	156,060	5,414,874
Dividends and interest receivable	1,545,629	7,541,724
Receivable for investment securities sold	8,243,399	44,009,809
Deposits with brokers on open option contracts	—	981,817
Receivable for fund shares sold	1,494,001	3,615,258
Prepaid expenses and other assets	19,109	13,581
Total Assets	475,829,468	774,542,412
LIABILITIES:
Payable for investment securities purchased	—	51,126,990
Payable for fund shares redeemed	926,747	560,381
Payable to custodian	—	—
Options written, at value (Premiums $248,670)	—	192,345
Payable for open forward foreign currency contracts	—	3,373,918
Payable to investment adviser	515,400	617,693
Payable for 12b-1 distribution and service fees	172,120	299,265
Accrued expenses and other payables	195,841	209,606
Total Liabilities	1,810,108	56,380,198
NET ASSETS	$474,019,360	$718,162,214
NET ASSETS consist of:
Paid-in capital	$753,567,622	$888,861,384
Accumulated undistributed net investment income (loss)	(6,038,406)	5,856,084
Accumulated net realized loss on investments and foreign currency transactions	(283,253,702)	(156,169,890)
Net unrealized appreciation/(depreciation) of investments, options written and foreign currencies	9,743,846	(20,385,364)
	$474,019,360	$718,162,214
NET ASSETS:
Class A Shares	$253,420,508	$351,445,419
Class B Shares	$31,989,271	N/A
Class C Shares	$115,197,162	$274,570,691
Class R Shares	N/A	N/A
Class W Shares	$73,412,419	$92,146,104
SHARES OUTSTANDING:
Class A Shares (unlimited number of shares authorized)	10,604,264	50,307,619
Class B Shares (unlimited number of shares authorized)	1,412,092	N/A
Class C Shares (unlimited number of shares authorized)	5,085,739	39,447,687
Class R Shares (unlimited number of shares authorized)	N/A	N/A
Class W Shares (unlimited number of shares authorized)	3,068,690	13,176,595
CLASS A SHARES:
Net asset value and redemption price per share	$23.90	$6.99
Maximum sales charge *	5.75%	5.75%
Maximum offering price per share	$25.36	$7.42
CLASS B SHARES:
Net asset value and offering price per share	$22.65	N/A
CLASS C SHARES:
Net asset value and offering price per share	$22.65	$6.96
CLASS R SHARES:
Net asset value and offering price per share	N/A	N/A
CLASS W SHARES:
Net asset value and offering price per share	$23.92	$6.99
Investments, at cost	$454,636,104	$730,162,014
Foreign cash, at cost	$154,671	$5,409,745

*	On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements

Statements of Assets and Liabilities
July 31, 2010 (continued)

Global Opportunities Fund	Global Technology Fund	International Opportunities Fund	Japan-Asia Focus Fund
$15,315,886	$196,179,626	$3,273,593,177	$24,241,680
—	—	82,456,013	—
537,207	936,519	—	1,104,476
15,853,093	197,116,145	3,356,049,190	25,346,156
38	6,848,359	37,007,518	2
11,984	239,976	8,246,226	19,102
—	396,526	105,752,226	—
—	—	—	—
47,526	356,055	10,010,813	25,629
3,577	7,349	72,073	6,911
15,916,218	204,964,410	3,517,138,046	25,397,800

242,095	5,454,613	28,054,255	966,104
56,753	338,498	7,042,844	32,730
—	—	21,404,599	—
—	—	—	—
—	—	3,822,003	—
15,318	204,907	3,533,378	26,679
7,610	77,162	1,110,084	11,324
35,739	101,248	1,061,318	39,184
357,515	6,176,428	66,028,481	1,076,021
$15,558,703	$198,787,982	$3,451,109,565	$24,321,779

$20,057,915	$230,917,156	$4,292,451,271	$53,730,366
(12,584)	(66,935)	19,840,036	(21,415)
(6,860,248)	(64,987,754)	(925,032,154)	(28,833,503)
2,373,620	32,925,515	63,850,412	(553,669)
$15,558,703	$198,787,982	$3,451,109,565	$24,321,779

$8,479,349	$116,902,589	$2,097,217,419	$14,301,881
N/A	$9,282,624	$84,619,132	N/A
$7,079,354	$53,792,943	$706,331,760	$10,019,898
N/A	N/A	$7,288,305	N/A
N/A	$18,809,826	$555,652,949	N/A

973,307	7,261,844	109,785,651	2,080,443
N/A	614,618	4,681,845	N/A
816,418	3,570,973	39,103,765	1,507,815
N/A	N/A	385,941	N/A
N/A	1,163,882	29,007,950	N/A
$8.71	$16.10	$19.10	$6.87
5.75%	5.75%	5.75%	5.75%
$9.24	$17.08	$20.27	$7.29

N/A	$15.10	$18.07	N/A

$8.67	$15.06	$18.06	$6.65

N/A	N/A	$18.88	N/A
N/A	$16.16	$19.16	N/A
$13,479,308	$164,205,498	$3,288,433,690	$25,864,875
$48	$6,830,798	$37,000,013	$2

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements

Statements of Operations
For the Year Ended July 31, 2010

	European Focus Fund	Global Equity Income Fund
INVESTMENT INCOME:
Dividends	$8,539,387	$53,906,466
Dividends from affiliated companies	—	—
Interest	5,215	5,068
Foreign taxes withheld	(764,613)	(4,173,308)
Total Investment Income	7,779,989	49,738,226
EXPENSES:
Investment advisory fees	5,199,475	4,542,808
12b-1 distribution and service fees:
Class A Shares	721,635	677,283
Class B Shares	350,941	—
Class C Shares	1,272,860	2,095,404
Class R Shares	—	—
Transfer agent fees	1,034,799	684,435
Custodian fees	340,671	201,952
Administrative fees	139,182	139,536
Printing and postage fees	90,113	97,979
Registration and filing fees	73,771	91,518
Accounting fees	63,055	57,097
Audit fees	35,400	35,966
Legal fees	24,006	19,368
Trustees’ fees and expenses	23,611	25,299
Compliance Officer fees	21,795	21,388
Miscellaneous fees	65,279	53,180
Total Expenses	9,456,593	8,743,213
Fees waived and expenses reimbursed by investment adviser	(1,529)	(37,881)
Net Expenses	9,455,064	8,705,332
NET INVESTMENT INCOME/(LOSS)	(1,675,075)	41,032,894
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
Investment transactions	7,044,964	(49,829,477)
Foreign currency transactions	(1,259,019)	15,178,412
Affiliated investments	—	—
Net change in unrealized appreciation/(depreciation) of:
Investments	87,389,118	5,742,674
Options written	—	56,325
Translation of other assets and liabilities	162,488	(2,447,352)
Net Realized and Unrealized Gain/(Loss)	93,337,551	(31,299,418)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$91,662,476	$9,733,476

(a)	Affiliated companies accounted for $260,093 of the change in unrealized depreciation of investments.

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements

Statements of Operations
(continued)

Global Opportunities Fund	Global Technology Fund	International Opportunities Fund		Japan-Asia Focus Fund
$200,074	$1,065,458	$88,137,568		$601,651
—	—	1,050,681		—
51	2,074	—		85
(6,809)	(130,379)	(8,607,678)		(40,461)
193,316	937,153	80,580,571		561,275

155,013	1,648,321	33,464,608		258,716
20,437	240,031	5,393,107		37,723
—	78,772	925,836		—
74,304	486,049	7,578,627		107,812
—	—	28,680		—
21,099	296,729	5,892,842		54,937
16,440	76,270	1,010,676		12,388
4,328	43,740	925,338		7,086
1,801	32,277	673,825		4,315
24,589	53,968	254,703		23,044
53,292	62,374	98,518		61,112
33,523	32,990	46,513		33,580
682	6,572	154,440		1,161
701	7,724	160,184		1,108
578	6,684	139,735		1,064
3,445	22,980	413,683		4,101
410,232	3,095,481	57,161,315		608,147
(50,928)	—	(7,393)		(16,397)
359,304	3,095,481	57,153,922		591,750
(165,988)	(2,158,328)	23,426,649		(30,475)

1,606,900	20,660,452	19,358,548		(484,675)
(16,436)	(80,295)	(5,940,281)		17,693
—	—	8,085		—
(61,703)	6,612,145	(19,381,496	)(a)	(312,066)
—	—	—		—
(911)	6,035	(2,389,406)		5,160
1,527,850	27,198,337	(8,344,550)		(773,888)
$1,361,862	$25,040,009	$15,082,099		$(804,363)

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements

Statements of Changes in Net Assets
European Focus Fund

	Year Ended July 31, 2010	Year Ended July 31, 2009
Net investment income (loss)	$(1,675,075)	$5,699,297
Net realized gain/(loss) on investments and foreign currency transactions	5,785,945	(260,997,463)
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	87,551,606	(13,679,278)
Net increase/(decrease) in net assets resulting from operations	91,662,476	(268,977,444)

Distributions to shareholders from net investment income:
Class A Shares	(9,096,681)	(9,483,604)
Class B Shares	(915,432)	(663,572)
Class C Shares	(3,305,393)	(2,677,964)
Class W Shares	(2,207,049)	—
	(15,524,555)	(12,825,140)
Distributions to shareholders from net realized gains:
Class A Shares	—	(25,530,960)
Class B Shares	—	(2,679,657)
Class C Shares	—	(10,814,243)
	—	(39,024,860)
Net increase/(decrease) in Fund share transactions:
Class A Shares	(86,853,444)	(189,139,660)
Class B Shares	(4,748,139)	(5,031,101)
Class C Shares	(18,201,695)	(58,054,078)
Class W Shares	53,592,893	6,317,506
	(56,210,385)	(245,907,333)
Net increase/(decrease) in net assets	19,927,536	(566,734,777)
NET ASSETS:
Beginning of year	454,091,824	1,020,826,601
End of year	$474,019,360	$454,091,824
Accumulated undistributed net investment loss	$(6,038,406)	$(13,322,190)

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements

Statements of Changes in Net Assets
Global Equity Income Fund

	Year Ended July 31, 2010	Year Ended July 31, 2009
Net investment income	$41,032,894	$22,612,753
Net realized loss on investments and foreign currency transactions	(34,651,065)	(94,474,575)
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	3,351,647	29,866,198
Net increase/(decrease) in net assets resulting from operations	9,733,476	(41,995,624)

Distributions to shareholders from net investment income:
Class A Shares	(20,848,047)	(12,675,937)
Class C Shares	(14,708,475)	(9,034,243)
Class W Shares	(4,596,534)	(335,590)
	(40,153,056)	(22,045,770)

Net increase/(decrease) in Fund share transactions:
Class A Shares	179,183,269	29,324,137
Class C Shares	154,384,198	(2,495,626)
Class W Shares	87,656,081	8,136,048
	421,223,548	34,964,559
Net increase/(decrease) in net assets	390,803,968	(29,076,835)

NET ASSETS:
Beginning of year	327,358,246	356,435,081
End of year	$718,162,214	$327,358,246
Accumulated undistributed net investment income	$5,856,084	$1,962,477

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements

Statements of Changes in Net Assets
Global Opportunities Fund

	Year Ended July 31, 2010	Year Ended July 31, 2009
Net investment loss	$(165,988)	$(2,841)
Net realized gain/(loss) on investments and foreign currency transactions	1,590,464	(6,836,774)
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	(62,614)	3,883,044
Net increase/(decrease) in net assets resulting from operations	1,361,862	(2,956,571)

Distributions to shareholders from net investment income:
Class A Shares	—	(76,547)
Class C Shares	—	(10,953)
	—	(87,500)

Net increase/(decrease) in Fund share transactions:
Class A Shares	1,454,402	(4,148,843)
Class C Shares	(574,765)	2,937,037
	879,637	(1,211,806)
Net increase/(decrease) in net assets	2,241,499	(4,255,877)

NET ASSETS:
Beginning of year	13,317,204	17,573,081
End of year	$15,558,703	$13,317,204
Accumulated undistributed net investment loss	$(12,584)	$(32,966)

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements

Statements of Changes in Net Assets
Global Technology Fund

	Year Ended July 31, 2010	Year Ended July 31, 2009
Net investment loss	$(2,158,328)	$(1,257,394)
Net realized gain/(loss) on investments and foreign currency transactions	20,580,157	(49,614,165)
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	6,618,180	27,594,311
Net increase/(decrease) in net assets resulting from operations	25,040,009	(23,277,248)

Net increase/(decrease) in Fund share transactions:
Class A Shares	31,096,925	(35,861,004)
Class B Shares	2,027,039	(852,891)
Class C Shares	6,726,744	(15,031,121)
Class W Shares	14,187,082	2,343,327
	54,037,790	(49,401,689)
Net increase/(decrease) in net assets	79,077,799	(72,678,937)

NET ASSETS:
Beginning of year	119,710,183	192,389,120
End of year	$198,787,982	$119,710,183
Accumulated undistributed net investment loss	$(66,935)	$(226,591)

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements

Statements of Changes in Net Assets
International Opportunities Fund

	Year Ended July 31, 2010	Year Ended July 31, 2009
Net investment income	$23,426,649	$33,304,731
Net realized gain/(loss) on investments and foreign currency transactions	13,426,352	(879,845,853)
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	(21,770,902)	159,941,908
Net increase/(decrease) in net assets resulting from operations	15,082,099	(686,599,214)

Distributions to shareholders from net investment income:
Class A Shares	(8,256,130)	(21,443,683)
Class B Shares	(6,282)	(473,431)
Class C Shares	(51,786)	(3,941,909)
Class R Shares	(22,193)	(17,177)
Class W Shares	(2,632,703)	—
	(10,969,094)	(25,876,200)
Distributions to shareholders from net realized gains:
Class A Shares	—	(9,075,899)
Class B Shares	—	(469,620)
Class C Shares	—	(3,910,176)
Class R Shares	—	(8,105)
	—	(13,463,800)

Net increase/(decrease) in Fund share transactions:
Class A Shares	52,840,529	(272,498,834)
Class B Shares	(7,860,374)	(12,924,358)
Class C Shares	(10,262,354)	(221,840,384)
Class R Shares	4,355,130	1,291,619
Class W Shares	477,295,429	67,629,376
	516,368,360	(438,342,581)
Net increase/(decrease) in net assets	520,481,365	(1,164,281,795)

NET ASSETS:
Beginning of year	2,930,628,200	4,094,909,995
End of year	$3,451,109,565	$2,930,628,200
Accumulated undistributed net investment income	$19,840,036	$11,243,420

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements

Statements of Changes in Net Assets
Japan-Asia Focus Fund

	Year Ended July 31, 2010	Year Ended July 31, 2009
Net investment income (loss)	$(30,475)	$9,737
Net realized loss on investments and foreign currency transactions	(466,982)	(18,482,002)
Net change in unrealized appreciation/(depreciation) of investments and foreign currency translations	(306,906)	10,148,323
Net decrease in net assets resulting from operations	(804,363)	(8,323,942)

Net decrease in Fund share transactions:
Class A Shares	(3,306,553)	(8,439,253)
Class C Shares	(2,230,375)	(4,514,738)
	(5,536,928)	(12,953,991)
Net decrease in net assets	(6,341,291)	(21,277,933)

NET ASSETS:
Beginning of year	30,663,070	51,941,003
End of year	$24,321,779	$30,663,070
Accumulated undistributed net investment loss	$(21,415)	$(13,291)

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements

Statements of Changes - Capital Stock Activity
European Focus Fund

	Year Ended July 31, 2010	Year Ended July 31, 2009
Amount
Class A Shares:
Sold	$128,479,981	$77,252,508
Issued as reinvestment of dividends	8,157,428	27,130,213
Redeemed *	(223,490,853)	(293,522,381)
Net decrease	$(86,853,444)	$(189,139,660)

Class B Shares:
Sold	$2,939,778	$1,857,016
Issued as reinvestment of dividends	763,125	2,839,196
Redeemed *	(8,451,042)	(9,727,313)
Net decrease	$(4,748,139)	$(5,031,101)

Class C Shares:
Sold	$17,955,286	$11,924,175
Issued as reinvestment of dividends	2,462,775	9,824,556
Redeemed *	(38,619,756)	(79,802,809)
Net decrease	$(18,201,695)	$(58,054,078)

Class W Shares:
Sold	$148,529,738	$7,086,460
Issued as reinvestment of dividends	375,585	—
Redeemed *	(95,312,430)	(768,954)
Net increase	$53,592,893	$6,317,506

Shares
Class A Shares:
Sold	5,372,085	4,894,585
Issued as reinvestment of dividends	335,558	2,439,767
Redeemed	(9,822,002)	(17,805,388)
Net decrease	(4,114,359)	(10,471,036)

Class B Shares:
Sold	128,074	128,419
Issued as reinvestment of dividends	32,978	267,093
Redeemed	(381,921)	(637,450)
Net decrease	(220,869)	(241,938)

Class C Shares:
Sold	788,451	789,348
Issued as reinvestment of dividends	106,430	924,229
Redeemed	(1,730,304)	(4,998,541)
Net decrease	(835,423)	(3,284,964)

Class W Shares
Shares sold	6,617,291	482,684
Issued as reinvestment of dividends	15,456	—
Redeemed	(4,004,267)	(42,474)
Net increase	2,628,480	440,210

* Amounts shown are inclusive of redemption fees.

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements

Statements of Changes - Capital Stock Activity
Global Equity Income Fund

	Year Ended	Year Ended
	July 31, 2010	July 31, 2009
Amount
Class A Shares:
Sold	$267,145,131	$109,845,189
Issued as reinvestment of dividends	15,697,597	7,966,201
Redeemed *	(103,659,459)	(88,487,253)
Net increase	$179,183,269	$29,324,137

Class C Shares:
Sold	$185,972,624	$50,589,417
Issued as reinvestment of dividends	8,147,984	4,688,103
Redeemed *	(39,736,410)	(57,773,146)
Net increase/(decrease)	$154,384,198	$(2,495,626)

Class W Shares:
Sold	$114,111,496	$8,867,709
Issued as reinvestment of dividends	2,219,654	335,590
Redeemed *	(28,675,069)	(1,067,251)
Net increase	$87,656,081	$8,136,048

Shares
Class A Shares:
Sold	36,312,172	16,676,158
Issued as reinvestment of dividends	2,210,553	1,183,014
Redeemed	(14,425,770)	(13,067,927)
Net increase	24,096,955	4,791,245

Class C Shares:
Sold	25,229,399	7,618,108
Issued as reinvestment of dividends	1,153,217	696,210
Redeemed	(5,568,489)	(8,607,416)
Net increase/(decrease)	20,814,127	(293,098)

Class W Shares
Shares sold	15,621,589	1,389,432
Issued as reinvestment of dividends	314,920	49,560
Redeemed	(4,041,552)	(157,354)
Net increase	11,894,957	1,281,638

* Amounts shown are inclusive of redemption fees.

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements

Statements of Changes - Capital Stock Activity
Global Opportunities Fund

	Year Ended	Year Ended
	July 31, 2010	July 31, 2009
Amount
Class A Shares:
Sold	$4,425,659	$12,853,472
Issued as reinvestment of dividends	—	35,626
Redeemed *	(2,971,257)	(17,037,941)
Net increase/(decrease)	$1,454,402	$(4,148,843)

Class C Shares:
Sold	$1,579,571	$6,747,338
Issued as reinvestment of dividends	—	6,021
Redeemed *	(2,154,336)	(3,816,322)
Net increase/(decrease)	$(574,765)	$2,937,037

Shares
Class A Shares:
Sold	506,629	1,983,908
Issued as reinvestment of dividends	—	5,673
Redeemed	(336,300)	(2,415,376)
Net increase/(decrease)	170,329	(425,795)

Class C Shares:
Sold	182,554	924,936
Issued as reinvestment of dividends	—	951
Redeemed	(250,414)	(566,346)
Net increase/(decrease)	(67,860)	359,541

* Amounts shown are inclusive of redemption fees.

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements

Statements of Changes - Capital Stock Activity
Global Technology Fund

	Year Ended	Year Ended
	July 31, 2010	July 31, 2009
Amount
Class A Shares:
Sold	$77,916,240	$25,331,965
Redeemed *	(46,819,315)	(61,192,969)
Net increase/(decrease)	$31,096,925	$(35,861,004)

Class B Shares:
Sold	$3,223,164	$654,457
Redeemed *	(1,196,125)	(1,507,348)
Net increase/(decrease)	$2,027,039	$(852,891)

Class C Shares:
Sold	$17,428,908	$4,245,210
Redeemed *	(10,702,164)	(19,276,331)
Net increase/(decrease)	$6,726,744	$(15,031,121)

Class W Shares:
Sold	$18,807,537	$2,652,212
Redeemed *	(4,620,455)	(308,885)
Net increase	$14,187,082	$2,343,327

Shares
Class A Shares:
Sold	4,990,121	2,177,146
Redeemed	(3,094,880)	(5,678,908)
Net increase/(decrease)	1,895,241	(3,501,762)

Class B Shares:
Sold	220,761	62,292
Redeemed	(82,319)	(150,705)
Net increase/(decrease)	138,442	(88,413)

Class C Shares:
Sold	1,183,413	380,323
Redeemed	(744,787)	(1,933,889)
Net increase/(decrease)	438,626	(1,553,566)

Class W Shares
Shares sold	1,243,670	243,598
Redeemed	(298,293)	(25,093)
Net increase	945,377	218,505

* Amounts shown are inclusive of redemption fees.

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements

Statements of Changes - Capital Stock Activity
International Opportunities Fund

	Year Ended	Year Ended
	July 31, 2010	July 31, 2009
Amount
Class A Shares:
Sold	$1,035,294,772	$749,479,353
Issued as reinvestment of dividends	6,836,135	22,901,083
Redeemed *	(989,290,378)	(1,044,879,270)
Net increase/(decrease)	$52,840,529	$(272,498,834)

Class B Shares:
Sold	$5,899,092	$5,856,330
Issued as reinvestment of dividends	4,684	702,060
Redeemed *	(13,764,150)	(19,482,748)
Net decrease	$(7,860,374)	$(12,924,358)

Class C Shares:
Sold	$153,897,122	$89,451,799
Issued as reinvestment of dividends	37,375	5,597,689
Redeemed *	(164,196,851)	(316,889,872)
Net decrease	$(10,262,354)	$(221,840,384)

Class R Shares:
Sold	$6,089,887	$1,999,658
Issued as reinvestment of dividends	11,374	11,293
Redeemed *	(1,746,131)	(719,332)
Net increase	$4,355,130	$1,291,619

Class W Shares:
Sold	$746,081,164	$80,016,189
Issued as reinvestment of dividends	594,402	—
Redeemed *	(269,380,137)	(12,386,813)
Net increase	$477,295,429	$67,629,376

Shares
Class A Shares:
Sold	52,761,565	46,647,650
Issued as reinvestment of dividends	339,600	1,681,427
Redeemed	(51,237,588)	(67,544,987)
Net increase/(decrease)	1,863,577	(19,215,910)

Class B Shares:
Sold	315,292	375,738
Issued as reinvestment of dividends	245	54,005
Redeemed	(750,046)	(1,324,888)
Net decrease	(434,509)	(895,145)

Class C Shares:
Sold	8,231,439	5,684,102
Issued as reinvestment of dividends	1,955	430,593
Redeemed	(8,937,700)	(21,350,853)
Net decrease	(704,306)	(15,236,158)

Class R Shares:
Sold	311,024	119,979
Issued as reinvestment of dividends	571	835
Redeemed	(91,006)	(49,067)
Net increase	220,589	71,747

Class W Shares
Shares sold	38,152,531	5,285,614
Issued as reinvestment of dividends	29,499	—
Redeemed	(13,749,559)	(710,135)
Net increase	24,432,471	4,575,479

* Amounts shown are inclusive of redemption fees.

See Notes to Financial Statements.

Henderson Global Funds	Financial Statements

Statements of Changes - Capital Stock Activity
Japan-Asia Focus Fund

	Year Ended	Year Ended
	July 31, 2010	July 31, 2009
Amount
Class A Shares:
Sold	$4,582,257	$3,230,504
Issued as reinvestment of dividends	—	975
Redeemed *	(7,888,810)	(11,670,732)
Net decrease	$(3,306,553)	$(8,439,253)

Class C Shares:
Sold	$2,341,119	$2,015,380
Redeemed *	(4,571,494)	(6,530,118)
Net decrease	$(2,230,375)	$(4,514,738)

Shares
Class A Shares:
Sold	641,828	518,987
Issued as reinvestment of dividends	—	105
Redeemed	(1,127,932)	(2,086,360)
Net decrease	(486,104)	(1,567,268)

Class C Shares:
Sold	344,113	334,444
Redeemed	(682,405)	(1,108,768)
Net decrease	(338,292)	(774,324)

* Amounts shown are inclusive of redemption fees.

See Notes to Financial Statements.

Henderson Global Funds	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

		Income (loss) from investment operations:			Less distributions:

	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
European Focus
Class A
Year Ended 7/31/2010	$20.32	(0.03)	4.31	4.28	(0.70)	0.00	(0.70)
Year Ended 7/31/2009	28.57	0.26	(6.20)	(5.94)	(0.60)	(1.71)	(2.31)
Year Ended 7/31/2008	37.04	0.28	(4.64)	(4.36)	(0.87)	(3.25)	(4.12)
Year Ended 7/31/2007	29.36	0.13	10.19	10.32	0.00	(2.64)	(2.64)
Year Ended 7/31/2006	25.30	0.12	5.54	5.66	0.00	(1.60)	(1.60)
Class B
Year Ended 7/31/2010	$19.33	(0.20)	4.09	3.89	(0.57)	0.00	(0.57)
Year Ended 7/31/2009	27.17	0.10	(5.83)	(5.73)	(0.40)	(1.71)	(2.11)
Year Ended 7/31/2008	35.46	0.04	(4.43)	(4.39)	(0.66)	(3.25)	(3.91)
Year Ended 7/31/2007	28.41	(0.15)	9.84	9.69	0.00	(2.64)	(2.64)
Year Ended 7/31/2006	24.71	(0.11)	5.41	5.30	0.00	(1.60)	(1.60)
Class C
Year Ended 7/31/2010	$19.33	(0.20)	4.09	3.89	(0.57)	0.00	(0.57)
Year Ended 7/31/2009	27.17	0.12	(5.85)	(5.73)	(0.40)	(1.71)	(2.11)
Year Ended 7/31/2008	35.46	0.03	(4.42)	(4.39)	(0.66)	(3.25)	(3.91)
Year Ended 7/31/2007	28.40	(0.10)	9.80	9.70	0.00	(2.64)	(2.64)
Year Ended 7/31/2006	24.70	(0.10)	5.40	5.30	0.00	(1.60)	(1.60)
Class W
Year Ended 7/31/2010	$20.34	0.04	4.30	4.34	(0.76)	0.00	(0.76)
Year Ended 7/31/2009(a)	13.35	0.05	6.94	6.99	0.00	0.00	0.00
Global Equity Income
Class A
Year Ended 7/31/2010	$7.11	0.57	(0.17)	0.40	(0.52)	0.00	(0.52)
Year Ended 7/31/2009	8.85	0.58	(1.77)	(1.19)	(0.55)	0.00	(0.55)
Year Ended 7/31/2008	10.65	0.89	(1.88)	(0.99)	(0.78)	(0.03)	(0.81)
Year Ended 7/31/2007(a)	10.00	0.83	0.25	1.08	(0.43)	0.00	(0.43)
Class C
Year Ended 7/31/2010	$7.08	0.52	(0.17)	0.35	(0.47)	0.00	(0.47)
Year Ended 7/31/2009	8.82	0.51	(1.76)	(1.25)	(0.49)	0.00	(0.49)
Year Ended 7/31/2008	10.62	0.82	(1.88)	(1.06)	(0.71)	(0.03)	(0.74)
Year Ended 7/31/2007(a)	10.00	0.77	0.25	1.02	(0.40)	0.00	(0.40)
Class W
Year Ended 7/31/2010	$7.12	0.62	(0.21)	0.41	(0.54)	0.00	(0.54)
Year Ended 7/31/2009(a)	6.08	0.32	1.00	1.32	(0.28)	0.00	(0.28)

(a)	The European Focus Fund Class W and Global Equity Income Fund Class W commenced operations on March 31, 2009. The Global Equity Income Fund commenced operations on November 30, 2006.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

See Notes to Financial Statements.

Henderson Global Funds	Financial Highlights

Ratios to average net assets:
Annualized ratio of
				Annualized	Annualized	operating expenses
				ratio of	ratio of	to average net
	Net asset		Net assets,	operating	net investment	assets without
	value,		end of	expenses to	income/(loss)	waivers and/or	Portfolio
Redemption	end of	Total	period	average	to average	expenses	turnover
fees	period	return (c)	(000)	net assets	net assets	reimbursed	rate

0.00	*	$23.90	20.97%	$253,421	1.61%	(0.14)%	1.61%	86%
0.00	*	20.32	(14.12)	299,183	1.72	1.52	1.72	51
0.01		28.57	(13.28)	719,752	1.46	0.85	1.49	70
0.00		37.04	36.52	1,010,786	1.53	0.39	1.53	61
0.00		29.36	23.72	368,593	1.59	0.44	1.59	64

0.00	*	$22.65	20.07%	$31,989	2.36%	(0.88)%	2.36%	86%
0.00	*	19.33	(14.75)	31,555	2.47	0.64	2.47	51
0.01		27.17	(13.92)	50,949	2.21	0.11	2.24	70
0.00		35.46	35.47	67,668	2.28	(0.46)	2.28	61
0.00		28.41	22.79	35,977	2.34	(0.41)	2.34	64

0.00	*	$22.65	20.07%	$115,197	2.36%	(0.88)%	2.36%	86%
0.00	*	19.33	(14.75)	114,401	2.47	0.72	2.47	51
0.01		27.17	(13.92)	250,126	2.21	0.10	2.24	70
0.00		35.46	35.52	346,856	2.28	(0.31)	2.28	61
0.00		28.40	22.80	110,465	2.34	(0.39)	2.34	64

0.00	*	$23.92	21.30%	$73,412	1.36%	0.19%	1.36%	86%
0.00	*	20.34	52.36	8,954	1.60	0.78	1.60	51

0.00	*	$6.99	5.76%	$351,445	1.36%	7.89%	1.37%	174%
0.00	*	7.11	(12.93)	186,248	1.40	8.45	1.50	155
0.00	*	8.85	(9.99)	189,490	1.40	8.83	1.44	155
0.00		10.65	10.68	94,377	1.40	11.36	1.85	100

0.00	*	$6.96	5.01%	$274,571	2.11%	7.17%	2.12%	174%
0.00	*	7.08	(13.64)	131,990	2.15	7.40	2.25	155
0.00	*	8.82	(10.66)	166,946	2.15	8.12	2.19	155
0.00		10.62	10.11	73,070	2.15	10.64	2.60	100

0.00	*	$6.99	5.87%	$92,146	1.11%	8.60%	1.12%	174%
0.00	*	7.12	22.03	9,119	1.15	13.83	1.32	155

Henderson Global Funds	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

Income (loss) from investment operations:	Less distributions:
Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Return of capital	Total distributions
Global Opportunities
Class A
Year Ended 7/31/2010	$7.88	(0.06)	0.89	0.83	0.00	0.00	0.00	0.00
Year Ended 7/31/2009	10.00	0.02	(2.10)	(2.08)	(0.04)	0.00	0.00	(0.04)
Year Ended 7/31/2008	11.41	0.08	(1.39)	(1.31)	(0.04)	(0.06)	0.00	(0.10)
Year Ended 7/31/2007(a)	10.00	0.01	1.40	1.41	0.00	0.00	0.00	0.00
Class C
Year Ended 7/31/2010	$7.90	(0.13)	0.90	0.77	0.00	0.00	0.00	0.00
Year Ended 7/31/2009	10.07	(0.03)	(2.13)	(2.16)	(0.01)	0.00	0.00	(0.01)
Year Ended 7/31/2008	11.53	(0.01)	(1.39)	(1.40)	0.00	(0.06)	0.00	(0.06)
Year Ended 7/31/2007(a)	10.00	(0.05)	1.58	1.53	0.00	0.00	0.00	0.00
Global Technology
Class A
Year Ended 7/31/2010	$13.32	(0.17)	2.95	2.78	0.00	0.00	0.00	0.00
Year Ended 7/31/2009	13.88	(0.09)	(0.47)	(0.56)	0.00	0.00	0.00	0.00
Year Ended 7/31/2008	16.43	(0.13)	(2.15)	(2.28)	0.00	(0.18)	(0.09)	(0.27)
Year Ended 7/31/2007	12.19	(0.17)	4.41	4.24	0.00	0.00	0.00	0.00
Year Ended 7/31/2006	11.68	(0.19)	0.87	0.68	0.00	(0.17)	0.00	(0.17)
Class B
Year Ended 7/31/2010	$12.59	(0.27)	2.78	2.51	0.00	0.00	0.00	0.00
Year Ended 7/31/2009	13.22	(0.17)	(0.46)	(0.63)	0.00	0.00	0.00	0.00
Year Ended 7/31/2008	15.77	(0.23)	(2.06)	(2.29)	0.00	(0.18)	(0.09)	(0.27)
Year Ended 7/31/2007	11.79	(0.26)	4.24	3.98	0.00	0.00	0.00	0.00
Year Ended 7/31/2006	11.39	(0.28)	0.85	0.57	0.00	(0.17)	0.00	(0.17)
Class C
Year Ended 7/31/2010	$12.56	(0.27)	2.77	2.50	0.00	0.00	0.00	0.00
Year Ended 7/31/2009	13.19	(0.17)	(0.46)	(0.63)	0.00	0.00	0.00	0.00
Year Ended 7/31/2008	15.73	(0.23)	(2.04)	(2.27)	0.00	(0.18)	(0.09)	(0.27)
Year Ended 7/31/2007	11.76	(0.26)	4.23	3.97	0.00	0.00	0.00	0.00
Year Ended 7/31/2006	11.35	(0.28)	0.86	0.58	0.00	(0.17)	0.00	(0.17)
Class W
Year Ended 7/31/2010	$13.34	(0.13)	2.95	2.82	0.00	0.00	0.00	0.00
Year Ended 7/31/2009(a)	9.94	(0.03)	3.43	3.40	0.00	0.00	0.00	0.00

(a)	The Global Opportunities Fund commenced operations on November 30, 2006. The Global Technology Fund Class W commenced operations on March 31, 2009.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower.  Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

See Notes to Financial Statements.

Henderson Global Funds	Financial Highlights

				Ratios to average net assets:
Redemption fees		Net asset value, end of period	Total return (c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate
0.00	*	$8.71	10.53%	$8,479	1.95%	(0.71)%	2.27%	67%
0.00	*	7.88	(20.73)	6,329	1.95	0.25	2.74	234
0.00	*	10.00	(11.67)	12,291	1.95	0.74	3.12	135
0.00		11.41	14.10	4,052	1.95	0.15	13.40	40

0.00	*	$8.67	9.75%	$7,079	2.70%	(1.46)%	3.02%	67%
0.00	*	7.90	(21.41)	6,988	2.70	(0.37)	3.49	234
0.00	*	10.07	(12.26)	5,282	2.70	(0.06)	4.01	135
0.00		11.53	15.30	2,530	2.70	(0.66)	14.15	40

0.00	*	$16.10	20.87%	$116,903	1.64%	(1.07)%	1.64%	76%
0.00	*	13.32	(4.03)	71,472	1.81	(0.83)	1.81	160
0.00	*	13.88	(14.22)	123,129	1.57	(0.80)	1.57	196
0.00		16.43	34.78	60,329	1.87	(1.14)	1.87	129
0.00		12.19	5.83	24,685	1.99	(1.41)	2.50	159

0.00	*	$15.10	19.94%	$9,283	2.39%	(1.82)%	2.39%	76%
0.00	*	12.59	(4.77)	5,994	2.56	(1.65)	2.56	160
0.01		13.22	(14.82)	7,465	2.32	(1.52)	2.32	196
0.00		15.77	33.76	2,621	2.62	(1.89)	2.62	129
0.00		11.79	5.01	1,187	2.74	(2.20)	3.25	159

0.00	*	$15.06	19.90%	$53,793	2.39%	(1.82)%	2.39%	76%
0.00	*	12.56	(4.78)	39,330	2.56	(1.61)	2.56	160
0.00	*	13.19	(14.79)	61,795	2.32	(1.52)	2.32	196
0.00		15.73	33.76	25,536	2.62	(1.89)	2.62	129
0.00		11.76	5.11	10,752	2.74	(2.15)	3.25	159

0.00	*	$16.16	21.14%	$18,810	1.39%	(0.82)%	1.39%	76%
0.00		13.34	34.21	2,914	1.71	(0.74)	1.71	160

Henderson Global Funds	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
International Opportunities
Class A
Year Ended 7/31/2010	$18.87	0.16	0.14	0.30	(0.07)	0.00	(0.07)
Year Ended 7/31/2009	22.11	0.25	(3.20)	(2.95)	(0.20)	(0.09)	(0.29)
Year Ended 7/31/2008	26.91	0.19	(2.63)	(2.44)	0.00	(2.36)	(2.36)
Year Ended 7/31/2007	21.52	0.02	6.43	6.45	(0.04)	(1.02)	(1.06)
Year Ended 7/31/2006	17.77	0.14	4.36	4.50	0.00	(0.75)	(0.75)
Class B
Year Ended 7/31/2010	$17.92	0.01	0.14	0.15	(0.00)*	0.00	(0.00)*
Year Ended 7/31/2009	21.00	0.12	(3.02)	(2.90)	(0.09)	(0.09)	(0.18)
Year Ended 7/31/2008	25.85	(0.02)	(2.47)	(2.49)	0.00	(2.36)	(2.36)
Year Ended 7/31/2007	20.82	(0.17)	6.22	6.05	0.00	(1.02)	(1.02)
Year Ended 7/31/2006	17.35	(0.03)	4.25	4.22	0.00	(0.75)	(0.75)
Class C
Year Ended 7/31/2010	$17.91	0.01	0.14	0.15	(0.00)*	0.00	(0.00)*
Year Ended 7/31/2009	20.99	0.12	(3.02)	(2.90)	(0.09)	(0.09)	(0.18)
Year Ended 7/31/2008	25.83	(0.01)	(2.47)	(2.48)	0.00	(2.36)	(2.36)
Year Ended 7/31/2007	20.81	(0.16)	6.20	6.04	0.00	(1.02)	(1.02)
Year Ended 7/31/2006	17.33	(0.01)	4.24	4.23	0.00	(0.75)	(0.75)
Class R
Year Ended 7/31/2010	$18.70	0.14	0.12	0.26	(0.08)	0.00	(0.08)
Year Ended 7/31/2009	21.94	0.19	(3.16)	(2.97)	(0.18)	(0.09)	(0.27)
Year Ended 7/31/2008	26.78	0.15	(2.63)	(2.48)	0.00	(2.36)	(2.36)
Year Ended 7/31/2007	21.46	0.01	6.38	6.39	(0.05)	(1.02)	(1.07)
Year Ended 7/31/2006(a)	19.07	0.09	3.50	3.14	0.00	(0.75)	(0.75)
Class W
Year Ended 7/31/2010	$18.89	0.22	0.15	0.37	(0.10)	0.00	(0.10)
Year Ended 7/31/2009(a)	13.96	0.11	4.82	4.93	0.00	0.00	0.00

(a)	The International Opportunities Fund Class R and Class W commenced operations on September 30, 2005 and March 31, 2009, respectively.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

*	Amount represents less than $0.01.

See Notes to Financial Statements.

Henderson Global Funds	Financial Highlights

				Ratios to average net assets:
Redemption fees		Net asset value, end of period	Total return (c)	Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate
0.00	*	$19.10	1.59%	$2,097,217	1.48%	0.81%	1.48%	52%
0.00	*	18.87	(12.86)	2,036,371	1.61	1.52	1.61	66
0.00	*	22.11	(10.54)	2,811,488	1.45	0.75	1.45	83
0.00		26.91	30.69	2,166,598	1.56	0.07	1.56	79
0.00		21.52	25.98	1,007,241	1.66	0.68	1.66	100

0.00	*	$18.07	0.84%	$84,619	2.23%	0.03%	2.23%	52%
0.00	*	17.92	(13.55)	91,697	2.36	0.77	2.36	66
0.00	*	21.00	(11.20)	126,231	2.20	(0.08)	2.20	83
0.00		25.85	29.75	130,558	2.31	(0.71)	2.31	79
0.00		20.82	24.97	77,695	2.41	(0.16)	2.41	100

0.00	*	$18.06	0.84%	$706,332	2.23%	0.04%	2.23%	52%
0.00	*	17.91	(13.55)	713,020	2.36	0.78	2.36	66
0.00	*	20.99	(11.17)	1,155,137	2.20	(0.06)	2.20	83
0.00		25.83	29.72	1,073,481	2.31	(0.67)	2.31	79
0.00		20.81	25.06	497,402	2.41	(0.05)	2.41	100

0.00	*	$18.88	1.35%	$7,288	1.73%	0.73%	1.73%	52%
0.00	*	18.70	(13.10)	3,093	1.86	1.18	1.86	66
0.00	*	21.94	(10.75)	2,053	1.70	0.61	1.70	83
0.00		26.78	30.52	903	1.81	0.04	1.81	79
0.00		21.46	17.07	131	1.91	0.54	1.91	100

0.00	*	$19.16	1.92%	$555,653	1.23%	1.12%	1.23%	52%
0.00	*	18.89	35.32	86,447	1.43	1.98	1.43	66

Henderson Global Funds	Financial Highlights

For a Share Outstanding Throughout the Periods Indicated

		Income (loss) from investment operations:			Less distributions:
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gain (loss) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Total distributions
Japan-Asia Focus
Class A
Year Ended 7/31/2010	$7.03	0.01	(0.17)	(0.16)	0.00	0.00	0.00
Year Ended 7/31/2009	7.75	0.02	(0.74)	(0.72)	0.00	0.00	0.00
Year Ended 7/31/2008	10.13	0.01	(2.02)	(2.01)	0.00	(0.40)	(0.40)
Year Ended 7/31/2007	9.65	(0.05)	0.53	0.48	0.00	0.00	0.00
Year Ended 7/31/2006(a)	10.00	(0.03)	(0.32)	(0.35)	0.00	0.00	0.00
Class C
Year Ended 7/31/2010	$6.84	(0.04)	(0.15)	(0.19)	0.00	0.00	0.00
Year Ended 7/31/2009	7.60	(0.02)	(0.74)	(0.76)	0.00	0.00	0.00
Year Ended 7/31/2008	10.03	(0.06)	(2.00)	(2.06)	0.00	(0.40)	(0.40)
Year Ended 7/31/2007	9.62	(0.12)	0.53	0.41	0.00	0.00	0.00
Year Ended 7/31/2006(a)	10.00	(0.07)	(0.31)	(0.38)	0.00	0.00	0.00

(a)	The Japan-Asia Focus Fund commenced operations January 31, 2006.
(b)	Per share data was calculated using average shares outstanding during the period.
(c)
Total returns are historical and assume changes in share price, reinvestment of all dividends and distributions and no sales charge. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods of less than one year are not annualized.

(d)	Total returns include the payment by affiliates. Absent this payment, results would have been lower.
*	Amount represents less than $0.01.

See Notes to Financial Statements.

Henderson Global Funds	Financial Highlights

						Ratios to average net assets:
Redemption fees		Payment by affiliates	Net asset value, end of period	Total return (c)		Net assets, end of period (000)	Annualized ratio of operating expenses to average net assets	Annualized ratio of net investment income/(loss) to average net assets	Annualized ratio of operating expenses to average net assets without waivers and/or expenses reimbursed	Portfolio turnover rate
0.00	*	0.00	$6.87	(2.28)%		$14,302	1.97%	0.20%	2.04%	38%
0.00	*	0.00	7.03	(9.29)		18,031	1.97	0.31	2.13	68
0.00	*	0.03	7.75	(20.25	)(d)	32,021	1.75	0.12	1.75	68
0.00		0.00	10.13	4.97		61,316	1.84	(0.47)	1.83	61
0.00		0.00	9.65	(3.50)		39,381	2.00	(0.63)	2.40	29
0.00	*	0.00	$6.65	(2.78)%		$10,020	2.72%	(0.56)%	2.79%	38%
0.00	*	0.00	6.84	(10.00)		12,632	2.72	(0.39)	2.88	68
0.00	*	0.03	7.60	(20.97	)(d)	19,920	2.50	(0.71)	2.50	68
0.00		0.00	10.03	4.26		36,496	2.59	(1.23)	2.58	61
0.00		0.00	9.62	(3.80)		18,508	2.75	(1.37)	3.15	29

Henderson Global Funds	Notes to Financial Statements

Note 1. Organization

Henderson Global Funds (the “Trust”) was organized on May 11, 2001, as a Delaware Statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among nine series. Three series of the Trust, Henderson International Equity Fund, Henderson Money Market Fund and Henderson Worldwide Income Fund, are not included in this report because their fiscal year end is December 31. The Henderson European Focus Fund (“European Focus”), Henderson Global Equity Income Fund (“Global Equity Income”), Henderson Global Opportunities Fund (“Global Opportunities”), Henderson Global Technology Fund (“Global Technology”), Henderson International Opportunities Fund (“International Opportunities”) and Henderson Japan-Asia Focus Fund (“Japan-Asia Focus”) (collectively, the “Funds”) are each a separate series of the Trust and are diversified. Each of the Funds except Global Equity Income, Global Opportunities and Japan-Asia Focus, offer Class A shares, Class B and Class C shares. Global Equity Income offers Class A shares, Class C shares and Class W shares, Global Opportunities and Japan-Asia Focus offer Class A shares and Class C shares. European Focus, Global Equity Income, Global Technology and International Opportunities also offer Class W shares which are not subject to a front-end or contingent deferred sales charge. Class A shares generally provide for a front-end sales charge, and Class B shares and Class C shares provide for a contingent deferred sales charge. International Opportunities also offers Class R shares which are not subject to a front-end or contingent deferred sales charge. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the eighth anniversary of issuance.

Note 2. Significant Accounting Policies

Security Valuation

Securities traded on a recognized exchange or market are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices.

Options are valued at the last reported sale price on the exchange on which they principally trade. If no sales are reported the options are valued at the calculated mean based on bid and asked prices obtained from the primary exchange.

Short-term investments purchased with an original or remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

If market quotations are not readily available, or if the investment adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Trustees of the Trust. The Trustees of the Trust, or its designee, may also establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant.

The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a “fair value”, that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by the Funds.

Various inputs are used in determining the value of the Funds’ investments. The Funds established a three-tier hierarchy of inputs to establish classification of fair value measurements

Henderson Global Funds	Notes to Financial Statements

for disclosure purposes. These inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Management’s own assumptions in determining the fair value of investments)

On January 21, 2010, the Financial Accounting Standards Board (“FASB”) issued an ASU, Fair Value Measurements and Disclosures (“ASC 820”): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose: i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions: ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009 however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. Fund management has implemented part (i) and (ii) and is evaluating the implications of part (iii) of ASC 820 and the impact to the financial statements.

Henderson Global Funds	Notes to Financial Statements

The following is a summary of the inputs used as of July 31, 2010 in valuing the Fund’s investments carried at value:

European Focus
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stocks
Australia	$15,599,802	$—	$—	$15,599,802
Denmark	5,768,134	—	—	5,768,134
Finland	10,863,878	—	—	10,863,878
France	32,505,833	—	—	32,505,833
Germany	34,949,491	—	—	34,949,491
Greece	1,196,431	—	—	1,196,431
Ireland	13,031,535	—	—	13,031,535
Italy	3,420,746	—	—	3,420,746
Kazakhstan	20,679,861	—	—	20,679,861
Luxembourg	5,142,887	—	—	5,142,887
Netherlands	10,546,570	—	—	10,546,570
Norway	3,557,350	—	—	3,557,350
Portugal	9,118,180	—	—	9,118,180
Spain	448,513	—	—	448,513
Switzerland	16,356,750	—	—	16,356,750
United Kingdom	252,962,154	—	—	252,962,154
Total Common Stock	436,148,115	—	—	436,148,115
Preferred Stock Germany	9,248,223	—	—	9,248,223
Total Preferred Stock	9,248,223	—	—	9,248,223
REITS
United Kingdom	5,084,043	—	—	5,084,043
Total REITS	5,084,043	—	—	5,084,043
Short Term Investment	13,890,889	—	—	13,890,889
Total Investments	464,371,270	—	—	464,371,270
Total	$464,371,270	$—	$—	$464,371,270
Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of August 1, 2009	Accrued Discounts/ Premiums	Realized Gain/ (Loss	)	Change in Unrealized Appreciation (Depreciation )	Net Purchases	Net Sales	Net transfers in to Level 3	Net transfers out of Level 3	Balance as of July 31, 2010	Ending Unrealized Appreciation (Depreciation) from Investments held at July 31, 2010
Common Stocks
Netherlands
Amtel Vredestein
N.V, GDR	$—	$—	$—		$—	$—	$—	$—	$—	$—	$(4,563,922)
United Kingdom
Aero Inventory plc	$—	$—	$—		$(3,013,625)	$—	$—	$3,013,625	$—	$—	$(5,570,247)
Total	$—	$—	$—		$(3,013,625)	$—	$—	$3,013,625	$—	$—	$(10,134,169)

Henderson Global Funds	Notes to Financial Statements

Global Equity Income
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stocks
Australia	$16,133,897	$—	$—	$16,133,897
China	6,610,986	—	—	6,610,986
Cyprus	4,692,158	—	—	4,692,158
Czech Republic	3,481,682	—	—	3,481,682
France	89,004,823	—	—	89,004,823
Greece	4,161,292	—	—	4,161,292
Hong Kong	10,634,239	—	—	10,634,239
Ireland	7,167,676	—	—	7,167,676
Italy	19,166,374	—	—	19,166,374
Japan	5,291,562	—	—	5,291,562
Netherlands	50,177,702	—	—	50,177,702
Singapore	21,081,512	—	—	21,081,512
Taiwan	65,300,233	—	—	65,300,233
United Kingdom	254,756,956	—	—	243,922,380
United States	129,657,222	—	—	122,450,375
Total Common Stock	687,318,314	—	—	687,318,314
Short Term Investment	25,647,035	—	—	25,647,035
Total Investments	$712,965,349	$—	$—	$712,965,349

Liabilities
Financial Derivative Instruments
Equity Contracts	(192,345)	—	—	(192,345)
Foreign Currency Contracts	—	(3,373,918)	—	(3,373,918)
Total Financial Derivative Instruments	$(192,345)	$(3,373,918)	$—	$(3,566,263)

Henderson Global Funds	Notes to Financial Statements

Global Opportunities
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stocks
China	$179,994	—	$161,548	$341,542
France	153,736	—	—	153,736
Hong Kong	914,008	—	—	914,008
India	345,150	—	—	345,150
Ireland	311,622	—	—	311,622
Italy	175,087	—	—	175,087
Japan	1,592,133	—	—	1,592,133
Netherlands	222,577	—	—	222,577
Singapore	640,683	—	—	640,683
Switzerland	1,090,997	—	—	1,090,997
Taiwan	225,444	—	—	225,444
United Kingdom	2,069,391	—	—	2,069,391
United States	6,893,473	—	—	6,893,473
Total Common Stock	14,814,295	—	161,548	14,975,843
Preferred Stock Germany	340,043	—	—	340,043
Total Preferred Stock	340,043	—	—	340,043
Short Term Investment	537,207	—	—	537,207
Total Investments	15,691,545	—	161,548	15,853,093
Total	$15,691,545	$—	$161,548	$15,853,093

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of August 1, 2009	Accrued, Discounts/ Premiums	Realized Gain/ (Loss	)	Change in Unrealized Appreciation (Depreciation	)	Net Purchases	Net Sales	Net transfers in to Level 3	Net transfers out of Level 3	Balance as of July 31, 2010	Ending Unrealized Appreciation (Depreciation) from Investments held at July 31, 2010
Common Stock
China
Ping An Insurance (Group) Co. of China,Ltd. Class H	$—	$—	$—		$—		$—	$—	$161,548	$—	$161,548	$28,578
Total	$—	$—	$—		$—		$—	$—	$161,548	$—	$161,548	$28,578

Henderson Global Funds	Notes to Financial Statements

Global Technology
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stocks
Brazil	$1,479,958	$—	$—	$1,479,958
Canada	3,259,075	—	—	3,259,075
China	13,047,006	—	—	13,047,006
Germany	2,852,302	—	—	2,852,302
Ireland	2,723,783	—	—	2,723,783
Netherlands	3,699,396	—	—	3,699,396
Sweden	3,021,483	—	—	3,021,483
Switzerland	3,431,554	—	—	3,431,554
Taiwan	14,531,917	—	—	14,531,917
United Kingdom	9,151,713	—	—	9,151,713
United States	138,981,439	—	—	138,981,439
Total Common Stock	196,179,626	—	—	196,179,626
Short Term Investment	936,519	—	—	936,519
Total Investments	197,116,145	—	—	197,116,145
Total	$197,116,145	$—	$—	$197,116,145

Henderson Global Funds	Notes to Financial Statements

International Opportunities
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2 )*	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stocks
China	$36,737,653	$260,483,367	$—	$297,221,020
Finland	80,438,927	—	—	80,438,927
France	241,805,775	—	—	241,805,775
Germany	255,028,533	—	—	255,028,533
Hong Kong	—	107,993,789	—	107,993,789
India	—	38,841,801	—	38,841,801
Ireland	45,387,904	—	—	45,387,904
Japan	—	603,730,748	—	603,730,748
Korea	33,930,000	47,598,783	—	81,528,783
Netherlands	98,071,796	—	—	98,071,796
Singapore	—	73,436,261	—	73,436,261
Spain	88,908,048	—	—	88,908,048
Switzerland	274,131,934	—	—	274,131,934
Taiwan	37,332,000	16,787,701	—	54,119,701
United Kingdom	594,441,288	—	—	594,441,288
United States	168,848,935	—	—	168,848,935
Total Common Stock	1,955,062,793	1,148,872,450	—	3,103,935,243
Preferred Stock Germany	205,869,467	—	—	205,869,467
Total Preferred Stock	205,869,467	—	—	205,869,467
Short Term Investment	46,244,480	—	—	46,244,480
Total Investments	$2,207,176,740	$1,148,872,450	$—	$3,356,049,190

Liabilities
Financial Derivative Instruments Foreign Currency Contracts	—	(3,822,003)	—	(3,822,003)
Total Financial Derivative Instruments	$—	$(3,822,003)	$—	$(3,822,003)

*
Includes certain foreign securities whose values were determined by a pricing service as a result of movement in the U.S. markets that exceeded a specified threshold. These investments in securities were classified as Level 2 rather than Level 1.

As of the period ended July 31, 2010, securities with a total value of $887,319,645 were transferred from Level 1 to Level 2 due to the application of fair value adjustments for securities principally traded in foreign markets. The Fund recognizes transfers between the levels as of the end of the period.

Henderson Global Funds	Notes to Financial Statements

Japan-Asia Focus
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2	)*	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stocks
China	$—	$1,150,505		$—	$1,150,505
Hong Kong	—	418,024		—	418,024
Japan	—	21,834,751		—	21,834,751
Korea	380,016	—		—	380,016
Thailand	—	458,384		—	458,384
Total Common Stock	380,016	23,861,664		—	24,241,680
Short Term Investment	1,104,476	—		—	1,104,476
Total Investments	1,484,492	23,861,664		—	25,346,156
Total	$1,484,492	$23,861,664		$—	$25,346,156

*
Includes certain foreign securities whose values were determined by a pricing service as a result of movement in the U.S. markets that exceeded a specified threshold. These investments in securities were classified as Level 2 rather than Level 1.

As of the period ended July 31, 2010, securities with a total value of $18,005,694 were transferred from Level 1 to Level 2 due to the application of fair value adjustments for securities principally traded in foreign markets. The Fund recognizes transfers between the levels as of the end of the period.

Security Transactions and Investment Income

Investment transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the applicable country’s tax rules and rates. Securities gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Derivative Instruments

The following table summarizes the Funds’ fair value of derivative instruments held at July 31, 2010 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Global Equity Income:
	Location on Statement of Assets and Liabilities	Fair Value
Liabilities

Foreign	Payable for open forward
Currency	foreign currency
Contracts	contracts	$3,373,918

Equity Contracts	Options written, at value	$192,345

International Opportunities:
	Location on Statement of Assets and Liabilities	Fair Value
Liabilities

Foreign	Payable for open forward
Currency	foreign currency
Contracts	contracts	$3,822,003

Henderson Global Funds	Notes to Financial Statements

The effect of derivative instruments in the statement of operations for the year ended July 31, 2010 is as follows:

Global Equity Income:
	Location on Statement of Operations	Amount
Realized Gain (Loss)

Foreign Currency	Foreign Currency
Contracts	Transactions	$16,805,265

Change in unrealized Gain (Loss)

Foreign Currency	Foreign Currency
Contracts	Transactions	$(2,487,850)

Equity Contracts	Unrealized gain/(loss) on options written	$56,325

International Opportunities:
	Location on Statement of Operations	Amount
Realized Gain (Loss)

Foreign Currency	Foreign Currency
Contracts	Transactions	$(2,094,448)

Change in unrealized Gain (Loss)

Foreign Currency	Foreign Currency
Contracts	Transactions	$(2,424,795)

Global Equity Income had cash collateral being held at the broker in the amount of $981,817 as collateral for open options written contracts at July 31, 2010.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into forward foreign currency contracts, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forwards include net gains or losses on contracts that have matured or which a Fund has terminated by entering into offsetting closing transactions. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statements of Assets and Liabilities. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Operations. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations.

The Funds held the following open forward foreign currency contracts at July 31, 2010:

	Value date	Local amount (000’s	)	Current value	Unrealized appreciation/ (depreciation )
Global Equity Income
British
Pound
Short	10/8/10	37,000		$58,041,158	$(2,097,158)

Euro
Short	10/8/10	27,800		36,224,140	(1,276,760)

International Opportunities
Japanese
Yen Short	8/13/10	4,621,250		$53,494,170	$(3,822,003)

During the year ended July 31, 2010, Global Equity Income and International Opportunities average monthly notional value related to open Foreign Currency Contracts was $94 million and $54 million or 13.1% and 1.6% of net assets, respectively.

For the year ended July 31, 2010 European Focus Fund, Global Technology Fund, Japan-Asia Focus Fund and Global Opportunities Fund did not invest in derivative instruments or engage in related hedging activities.

Options Written

Certain Funds may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included on the Fund’s Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

Henderson Global Funds	Notes to Financial Statements

In writing an option, the Funds bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

During the year ended July 31, 2010, written options activity for Global Equity Income was as follows:

	Number of contracts	Premiums
Written options outstanding at
July 31, 2009	—	—
Options written	1,800	$248,670
Written options outstanding at
July 31, 2010	1,800	248,670

Foreign Currency Translation

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments on the Statement of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been asserted.

Use of Estimates

The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Securities Loans

The Funds may make secured loans of its portfolio securities amounting to not more than 33 1/3% of its total assets (taken at market value at the time of such loan), thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities, or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to banks and broker-dealers, via State Street Bank and Trust Company as lending agent, pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. Collateral is invested in a money market fund. The borrower pays to the Fund an amount equal to any dividends or interest received on securities lent. The Funds receive a fee from the borrower or retain all or a portion of the interest received on investment of cash collateral. Income earned from securities lending is reflected as Net securities lending income on the Statement of Operations. A Fund may call such loans in order to sell the securities involved. During the year ended July 31, 2010, the Funds had no transactions in securities lending.

Expenses

Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund and by class within the Trust based on average daily net assets or on another reasonable basis.

Federal Income Taxes

The Trust’s policy is that each Fund continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 that are applicable to regulated investment companies and to distribute substantially all its taxable income to shareholders. Therefore, no federal income tax provision is required. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly change in the next twelve months. The Funds intend to file tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax

Henderson Global Funds	Notes to Financial Statements

authorities can examine all tax returns filed for the last three years.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At July 31, 2010 the Funds had the following capital loss carry forwards:

	Expiring on July 31, 2016	Expiring on July 31, 2017	Expiring on July 31, 2018
European
Focus	—	$25,892,112	$254,881,395

Global Equity
Income	$506,123	40,759,829	75,631,427

Global
Opportunities	—	3,540,733	3,249,010

Global
Technology	—	53,129,957	8,744,623

International
Opportunities	—	185,918,664	688,182,842

Japan-Asia
Focus	949,426	8,809,249	16,954,849

At July 31, 2010, the following funds deferred post-October losses which will be recognized on the first day of the following year:

	Currency loss deferred	Capital loss deferred
European Focus	$—	$2,404,683

Global Equity Income	—	42,553,162

Global Opportunities	7,310	—

Global Technology	65,780	—

International Opportunities	—	31,477,981

Japan-Asia Focus	—	1,013,506

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from United States generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.

Accordingly, at July 31, 2010, the Funds reclassified the following amounts between paid-in capital, undistributed net investment income (loss) and accumulated net realized gain (loss):

	Paid-in capital	Accumulated undistributed net investment income/(loss	)	Accumulated net realized gain/(loss )
European Focus	$(11,493)	$24,483,414		$(24,471,921)

Global
Equity Income	(25,763)	3,013,769		(2,988,006)

Global
Opportunities	(63,021)	186,370		(123,349)

Global Technology	(2,398,279)	2,317,984		80,295

International
Opportunities	15,105	(3,860,939)		3,845,834

Japan-Asia Focus	(534)	22,351		(21,817)

These reclassifications relate to the deductibility of certain expenses and the character of realized gain/losses on foreign currency transactions and Passive Foreign Investment Companies (“PFIC”) transactions for tax purposes and had no impact on the net asset value of the Funds.

The tax character of distributions paid during the year ended July 31, 2009 and July 31, 2010 were as follows:

Year ended July 31, 2009	Ordinary income	Long-term capital gains
European Focus	$12,835,135	$39,014,865

Global Equity	22,045,770	—

Global Opportunities	87,500	—

Global Technology	—	—

International Opportunities	39,318,221	21,779

Japan-Asia Focus	—	—

Henderson Global Funds	Notes to Financial Statements

Year ended July 31, 2010	Ordinary income
European Focus	$15,524,555

Global Equity	40,153,056

Global Opportunities	—

Global Technology	—

International Opportunities	10,969,094

Japan-Asia Focus	—

As of July 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed appreciation (depreciation )
European Focus	$15,088,721	$(11,453,782)

Global Equity Income	6,863,970	(18,099,794)

Global Opportunities	—	2,298,014

Global Technology	—	29,812,722

International Opportunities	19,587,319	44,681,568

Japan-Asia Focus	16,015	(1,684,028)

Ordinary income and net realized gains/losses may differ for book and tax basis reporting purposes due to post-October losses, which are not recognized for tax purposes until the first day of the following fiscal year, tax deferral on wash sales and PFIC transactions.

Note 3. Investment Advisory Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. (“HGINA”) acts as the Funds’ investment adviser. HGINA is an indirect wholly owned subsidiary of Henderson Group plc. HGINA supervises the investments of the Funds and receives a management fee for such services. HGINA receives a fee for its services with respect to each Fund, paid based on such Fund’s average daily managed assets as set forth below.

European Focus	First $500 million	1.00%
	Next $1 billion	0.90%
	Over $1.5 billion	0.85%
Global Equity Income	First $1 billion	0.85%
	Next $1 billion	0.65%
	Over $2 billion	0.60%
Global Opportunities	First $500 million	1.00%
	Next $1 billion	0.90%
	Over $1.5 billion	0.85%
Global Technology	First $500 million	1.00%
	Next $500 million	0.95%
	Over $1 billion	0.90%
International Opportunities	First $1 billion	1.10%
	Next $1 billion	0.95%
	Over $2 billion	0.85%
Japan-Asia Focus	First $500 million	1.00%
	Next $1 billion	0.90%
	Over $1.5 billion	0.85%

Pursuant to separate contractual Expense Limitation Agreements, HGINA has agreed to waive or limit its advisory fee and, if necessary, to reimburse other ordinary operating expenses of each Fund in order to limit total annual expenses, less distribution and service fees, to 1.75% of average daily net assets for European Focus, Global Technology, International Opportunities and Japan-Asia Focus, to 1.15% of average daily net assets for Global Equity Income and to 1.70% of average daily net assets for Global Opportunities. These agreements are effective through July 31, 2020. Under the Expense Limitation Agreements, the annual expense limit including distribution and service fees as a percentage of average daily net assets was as follows:

	Class A	Class B & C	Class R	Class W

European
Focus	2.00%	2.75%	N/A	1.75%

Global Equity
Income	1.40	2.15	N/A	1.15

Global
Opportunities	1.95	2.70	N/A	N/A

Global
Technology	2.00	2.75	N/A	1.75

International
Opportunities	2.00	2.75	2.25%	1.75

Japan-Asia
Focus	2.00	2.75	N/A	N/A

Henderson Global Funds	Notes to Financial Statements

During the year ended July 31, 2010, HGINA reimbursed European Focus and International Opportunities $1,529 and $7,393, respectively as shown in the Statements of Operations. These reimbursements related to certain tax payments paid by HGINA on behalf of the Funds.

Shares of the Funds are often purchased through financial intermediaries who are agents of the Funds for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge HGINA a fee for those services. The Funds reimburse HGINA for such fees within limits specified by the Board of Trustees. The fees are included in Transfer agent fees in the Statement of Operations.

HGINA is a direct subsidiary of Henderson International Inc. (“HII”). At July 31, 2010, HII owned the following number of shares in the following Funds:

Shares

Global Opportunities Class A	60,830
Global Opportunities Class C	5,032
International Opportunities Class R	1,529

An affiliated person of a Fund may include any company in which the fund owns five percent of more of its outstanding voting shares. At July 31, 2010, the International Opportunities Fund held 6.57% of NSD Co., Ltd. and 83% of the Henderson Money Market Fund. Transactions in affiliates during the year ended July 31, 2010 were as follows:

Affiliate	Balance of Shares Held 7/31/2009	Purchases	Sales	Balance of Shares Held 7/31/2010	Value
NSD Co., Ltd.	3,419,000	—	57,000	3,362,000	$36,211,533

Henderson Money Market Fund	50,000,000	791,913,606	795,669,126	46,244,480	46,244,480

The Aggregate cost & value of affiliates at July 31, 2010 is $89,350,952 and $82,456,013, respectively. Investments in affiliates represented 2.39% of the total net assets as of July 31, 2010.

Note 4. Compensation of Trustees and Officers

Certain officers and trustees of the Trust are also officers of HGINA. None of the Trust’s officers, other than the compliance officer are compensated by the Trust. The Trust makes no direct payment to trustees affiliated with HGINA. Fees paid to Trustees are reflected as Trustees’ fees and expenses in the Statements of Operations.

The Funds bear a portion of the compensation paid to the compliance officers who perform services for the Trust. This compensation is reflected as Compliance Officer fees in the Statements of Operations.

Note 5. Distributions

The Trust has adopted a distribution plan for Class A, Class B, Class C and Class R shares of the Funds in accordance with Rule 12b-1 under the 1940 Act (the “12b-1 Plan”). Under the 12b-1 Plan, the Funds pay the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, an annual fee of 1.00% of the average daily net assets attributable to its Class B and C shares, and an annual fee of 0.50% of average daily net assets attributable to its Class R shares. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution and/or services to the Funds and their shareholders.

Note 6. Investment Transactions

Purchases and sales of investment securities, excluding short-term investments and U.S. government securities, for the Funds during the year ended July 31, 2010, were as follows:

	Purchases	Sales

European Focus	$426,436,151	$492,787,017
Global Equity Income	1,294,147,611	887,523,045
Global Opportunities	10,831,691	10,151,955
Global Technology	176,176,522	118,440,892
International Opportunities	2,289,025,160	1,696,358,580
Japan-Asia Focus	9,810,098	15,203,033

The U.S. federal income tax basis of the Funds’ investments excluding foreign currency and forward currency contracts at July 31, 2010, and the gross unrealized appreciation and depreciation, were as follows:

	European Focus	Global Equity Income

Cost	$475,837,469	$731,262,284

Gross unrealized appreciation	53,763,131	27,348,945

Gross unrealized depreciation	(65,229,330)	(45,645,880)

Net unrealized depreciation	(11,466,199)	(18,296,935)

Henderson Global Funds	Notes to Financial Statements

	Global Opportunities	Global Technology

Cost	$13,554,914	$167,318,291

Gross unrealized appreciation	2,571,035	33,586,935

Gross unrealized depreciation	(272,856)	(3,789,081)

Net unrealized appreciation	2,298,179	29,797,854

	International Opportunities	Japan-Asia Focus

Cost	$3,311,708,360	$26,987,295

Gross unrealized appreciation	341,540,690	1,929,604

Gross unrealized depreciation	(297,199,860)	(3,570,743)

Net unrealized appreciation/ (depreciation)	44,340,830	(1,641,139)

Identified cost may differ for book and tax basis reporting purposes primarily due to tax deferral of losses on wash sales, PFIC transactions and amortization of premiums reflected as of July 31, 2010.

Note 7. Significant Concentrations

The Funds invest a substantial percentage of their assets in securities of foreign issuers. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Some countries in which the Funds invest may require government approval for repatriation of investment income, capital or the proceeds for sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities.

The Funds may invest a high percentage of their net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund’s net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In particular, Global Technology concentrates its investments in issuers within specific industries of the technology and telecommunications sectors. Valuations of companies in these sectors are typically subject to greater volatility than other sectors.

Note 8. Borrowing Arrangements

The Trust has a $100 million credit facility that was entered on June 25, 2010 to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 1.25%. In addition, a commitment fee of 0.125% per annum is accrued and apportioned among the participating funds. The commitment fee is included in Miscellaneous fees on the Statements of Operations. No amounts were borrowed under this facility during the year ended July 31, 2010.

Note 9. Redemption Fee

Until July 1, 2010, the Funds imposed a redemption fee of 2.00% on Class A, Class B and Class C shares redeemed within 30 days of purchase. The fee, which is not a sales charge, was retained by the Funds and not paid to HGINA or its affiliates. Redemption fees are included in Amount Redeemed on the Statements of Changes – Capital Stock Activity. Redemptions fees during the year ended July 31, 2010 were as follows:

Redemption fees

European Focus	$19,363
Global Equity Income	20,019
Global Opportunities	149
Global Technology	14,984
International Opportunities	86,784
Japan-Asia Focus	118

Henderson Global Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders
Henderson Global Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Henderson European Focus Fund, Henderson Global Equity Income Fund, Henderson Global Opportunities Fund, Henderson Global Technology Fund, Henderson International Opportunities Fund, and Henderson Japan-Asia Focus Fund (collectively, the Funds), six of the Funds constituting the Henderson Global Funds, as of July 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Henderson Global Funds at July 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods indicated therein in, conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
September 24, 2010

Henderson Global Funds	Other Information (unaudited)

Proxy Voting Policies

The Funds have filed with the Securities and Exchange Commission their proxy voting records for the twelve months ended June 30, 2010 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the Securities and Exchange Commission’s website at www.sec.gov. The Funds’ proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds’ website at www.hendersonglobalinvestors.com.

Quarterly Portfolio of Investments

A Portfolio of Investments is filed as of the end of the first and third quarter of each fiscal year on Form N-Q. The Fund has filed with the Securities and Exchange Commission the Form N-Q and it is available on the Securities and Exchange Commission’s website at www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The quarterly Portfolio of Investments are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds’ website at www.hendersonglobalinvestors.com.

Approval of Continuation of Investment Advisory Agreement

The Board of Trustees of Henderson Global Funds oversees the management of the Funds and, as required by law, the investment advisory and the sub-advisory agreements for the Funds.

In connection with their consideration of those agreements for the Funds, the Trustees received and reviewed a substantial amount of information provided by Henderson Global Investors (North America) Inc. (the “Adviser”) and Henderson Investment Management Limited (the “Sub-adviser”) in response to detailed requests of the Independent Trustees and their independent legal counsel. The Trustees also discussed with representatives of management the operations of the Funds and the nature and quality of the advisory and other services provided to the Funds by the Adviser and the Sub-adviser. The Independent Trustees also received and reviewed a memorandum from their counsel regarding their responsibilities in considering continuation of the agreements. Throughout their consideration of the agreements the Independent Trustees were advised by their independent legal counsel. The Independent Trustees met with management to consider the agreements, and at that meeting they also met separately in executive session with their counsel.

At a meeting held on June 15, 2010, based on their evaluation of the information provided by the Adviser and the Sub-adviser and other information, the Trustees determined that the overall arrangements between the Funds, the Adviser and the Sub-adviser were fair and reasonable in light of the nature and quality of the services provided by the Adviser and the Sub-adviser, the fees charged for those services, and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting the Trustees, including all of the Independent Trustees, unanimously approved the confirmation of the investment advisory agreement and the sub-advisory agreement through August 30, 2011, subject to earlier termination as provided in each agreement.

In making that determination, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below, none of which by itself was considered paramount or dispositive and each Trustee may have weighed the information differently. However, the material factors and conclusions that formed the basis for the Trustees’ determination to approve the agreements are discussed separately below.

Nature, Extent and Quality of Services

The Trustees reviewed and considered the nature, extent and quality of the services provided to the Funds by the Adviser and the Subadviser, taking into account the investment objective and strategy of each Fund and the knowledge they had gained from their regular meetings with management on at least a quarterly basis. In addition, the Trustees reviewed the resources and key personnel of the Adviser and the Subadviser, especially the personnel who provide investment management services to the Funds. The Trustees also considered other services provided to the Funds by the Adviser and the Subadviser, such as managing the execution of portfolio transactions and the selection of broker-dealers for those transactions, monitoring adherence to the Funds’ investment restrictions, producing shareholder reports, providing support services for the Trustees and Trustee committees and overseeing the activities of other service providers, including monitoring compliance with various policies and procedures of the Funds and with applicable securities laws and regulations.

The Trustees concluded that the nature and extent of the services provided to each Fund by the Adviser and the Subadviser were appropriate and consistent with the terms of the respective advisory agreements, that the quality of those services had been consistent with or superior to quality norms in the industry and that the Funds were likely to benefit from the continued provision of those services. They also concluded that the Adviser and the Subadviser had sufficient personnel, with the appropriate education and experience to serve the

Henderson Global Funds	Other Information (unaudited)

Funds effectively and had demonstrated their continuing ability to attract and retain well-qualified personnel.

Performance of the Funds

The Trustees considered each Fund’s investment performance over various time periods. They reviewed information comparing each Fund’s performance with the performance of the Fund’s benchmark and with the performance of comparable funds and peer groups identified by Lipper Inc. (“Lipper”), an independent provider of investment company data. They concluded that the performance of each Fund met or exceeded acceptable levels and that each Fund and its shareholders were benefiting from the current management of the Fund.

Costs of Services Provided and Profits Realized by the Adviser

The Trustees examined information on the fees and other expenses paid by each Fund in comparison to information for other comparable funds as provided by Lipper. They noted that the contractual rate of management fees for each Fund before fee waivers, and the Fund’s total expense ratio, were above the mean management fee rate and expense ratio of the respective peer group of funds selected by Lipper. However, they also noted that the relatively small asset size of most of the Funds contributed to their high expense ratios.

The Trustees considered the methodology used by the Adviser and the Subadviser in determining compensation payable to portfolio managers, the very competitive environment for investment management talent and the competitive market for mutual funds in different distribution channels.

The Trustees also reviewed the management fees of the Adviser and the Subadviser for certain affiliated funds and separate accounts and certain non-affiliated sub-advised funds (for which the Adviser or the Subadviser provides only portfolio management services). Although in some instances the fee rates for various investment strategies were lower than management fees for Funds having a similar strategy, the Trustees noted that the Adviser and the Subadviser perform significant additional services for the Funds that it does not provide to those other clients, including administrative services, oversight of the Funds’ other service providers, trustee support, regulatory compliance and numerous other services and that, in serving the Funds, the Adviser assumes many legal risks that it does not assume in serving its other clients.

The Trustees reviewed information on the profitability of (or loss) to the Adviser and its affiliates of their relationships with each Fund, as well as an explanation of the methodology the Adviser utilizes in allocating various expenses among the funds and other clients. The Trustees also reviewed the financial statements of the Adviser and financial information related to its parent company and its corporate structure. In their review, the Trustees considered whether the Adviser and the Subadviser receive adequate incentives to manage the Funds effectively. The Trustees recognized that profitability comparisons among fund managers are difficult because very little comparative information is publicly available and profitability of any manager is affected by numerous factors, including the organizational structure of the particular manager, the types of funds and other accounts it manages, possible other lines of business, the methodology for allocating expenses and the manager’s capital structure and cost of capital. However, based on the information available and taking those factors into account, the Trustees concluded that the Adviser’s profitability with respect to each Fund in relation to the services rendered was not unreasonable. Finally, the Trustees considered the financial condition of the Adviser and the Subadviser, which they found to be sound.

The Trustees concluded that the management fees and other compensation payable by each Fund to the Adviser, as well as the fees paid by the Adviser to the Subadviser, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies and the fees the Adviser and the Subadviser charge to other clients. The Trustees also concluded that the overall expense ratio of each Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser and the Subadviser, the investment performance of the Fund and the expense limitations agreed to by the Adviser.

Economies of Scale

The Trustees received and considered information about the potential of the Adviser to experience economies of scale as the assets of the Funds increase. They noted that the contractual management fee rates of the Funds were above the respective mean management fee rates of the Funds’ respective peer groups selected by Lipper; but, by virtue of the expense limitations, the Adviser is subsidizing some Funds because they have not reached adequate scale. The Trustees also noted that the advisory agreement included breakpoints in the fee schedule for each Fund, thereby sharing more economies of scale with each Fund if the assets of the Fund increase significantly. Based on all of the information they reviewed, the Trustees concluded that the current fee structure of each Fund was reasonable and that those rates of fees do reflect a sharing between the Adviser and the Fund of economies of scale at the current asset level of the Fund.

Henderson Global Funds	Other Information (unaudited)

Other Benefits to the Adviser

The Trustees also considered benefits that accrue to the Adviser and the Subadviser from their relationship with the Funds and their use of commissions paid on portfolio brokerage transactions of the Funds to obtain research products and services benefiting the Fund and/or other clients. The Trustees concluded that the use by the Adviser and the Subadviser of commissions paid by the Funds to obtain research products and services was consistent with regulatory requirements and was likely to benefit the Funds.

After full consideration of the above factors as well as other factors that were instructive in analyzing the management arrangements, the Trustees, including all of the Independent Trustees, concluded that the continuation of the investment advisory and sub-advisory agreement for each Fund was in the best interest of the Fund and its shareholders.

Federal Tax Information

Certain tax information for the Funds is required to be provided to shareholders based on the Fund’s income and distributions for the taxable year ending December 31, 2010. In February 2011, shareholders will receive Form 1099-DIV which will include their share of foreign tax credit, qualified dividends and capital gains distributed during the calendar year 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

For corporate shareholders, 2.25% of ordinary income dividends paid by European Focus, 9.43% of ordinary income dividends paid by Global Equity Income and 3.26% of ordinary income dividends paid by International Opportunities qualified for the dividends received deduction during the year ended July 31, 2010.

Under Section 853 of the Internal Revenue Code of 1986, as amended (the “Code”), the Funds designated foreign taxes paid and foreign source income for the fiscal year ended July 31, 2010 were as follows:

	Foreign taxes paid	Foreign source income
European Focus	$678,590	$8,437,515
Global Equity Income	3,184,732	49,434,810
International Opportunities	7,478,306	88,916,671
Japan-Asia Focus	40,461	601,592

Under Section 854 (b)(2) of the Code, the Funds designated qualified dividends for the fiscal year ended July 31, 2010 as follows:

European Focus	$7,811,765
Global Equity Income	47,900,697
Global Opportunities	160,316
Global Technology	495,800
International Opportunities	80,354,270
Japan-Asia Focus	540,685

Shareholder Expense

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended June 30, 2010.

Actual Expenses

Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

Table 2 provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expense attributable to your investment during the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5%

Henderson Global Funds	Other Information (unaudited)

hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses paid during the period include amounts reflected in the Funds Statement of Operations net of reimbursements by the investment adviser. The annualized expense ratios used in the example are as follows:

	Class A	Class B	Class C	Class R	Class W
European Focus	1.62%	2.37%	2.37%	N/A	1.36%
Global Equity Income	1.35	N/A	2.10	N/A	1.10
Global Opportunities	1.95	N/A	2.70	N/A	N/A
Global Technology	1.61	2.36	2.36	N/A	1.37
International Opportunities	1.46	2.21	2.21	1.70%	1.20
Japan-Asia Focus	1.96	N/A	2.71	N/A	N/A

Please note that the expenses do not reflect shareowner transaction costs such as front end sales charges and redemption fees. These fees are described for each Fund and share class in the Performance summary of this report on pages 3, 5, 7, 9, 11 and 13. Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Henderson Global Funds	Other Information (unaudited)

Table 1
Actual	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During the Period*

European Focus
Class A	$1,000.00	$1,022.70	$8.12
Class B	1,000.00	1,018.40	11.86
Class C	1,000.00	1,018.40	11.86
Class W	1,000.00	1,023.50	6.82

Global Equity Income
Class A	1,000.00	999.80	6.69
Class C	1,000.00	994.80	10.39
Class W	1,000.00	999.60	5.45

Global Opportunities
Class A	1,000.00	1,024.70	9.79
Class C	1,000.00	1,021.20	13.53

Global Technology
Class A	1,000.00	1,084.90	8.32
Class B	1,000.00	1,080.10	12.17
Class C	1,000.00	1,080.30	12.17
Class W	1,000.00	1,085.30	7.08

International Opportunities
Class A	1,000.00	995.80	7.22
Class B	1,000.00	991.80	10.92
Class C	1,000.00	992.30	10.92
Class R	1,000.00	994.70	8.41
Class W	1,000.00	997.40	5.94

Japan-Asia Focus
Class A	1,000.00	1,022.30	9.83
Class C	1,000.00	1,019.90	13.57

Table 2

Hypothetical (assuming a 5% return before expenses)	Beginning Account Value February 1, 2010	Ending Account Value July 31, 2010	Expenses Paid During the Period*

European Focus
Class A	$1,000.00	$1,016.97	$8.10
Class B	1,000.00	1,013.25	11.83
Class C	1,000.00	1,013.25	11.83
Class W	1,000.00	1,018.26	6.81

Global Equity Income
Class A	1,000.00	1,018.31	6.76
Class C	1,000.00	1,014.59	10.49
Class W	1,000.00	1,019.55	5.51

Global Opportunities
Class A	1,000.00	1,015.33	9.74
Class C	1,000.00	1,011.61	13.47

Global Technology
Class A	1,000.00	1,017.02	8.05
Class B	1,000.00	1,013.30	11.78
Class C	1,000.00	1,013.30	11.78
Class W	1,000.00	1,018.21	6.86

International Opportunities
Class A	1,000.00	1,017.76	7.30
Class B	1,000.00	1,014.04	11.04
Class C	1,000.00	1,014.04	11.04
Class R	1,000.00	1,016.57	8.50
Class W	1,000.00	1,019.05	6.01

Japan-Asia Focus
Class A	1,000.00	1,015.28	9.79
Class C	1,000.00	1,011.56	13.52

*
Expenses are equal to the Funds’ Class A, Class B, Class C, Class R and Class W shares annualized are equal to net expense ratio multiplied by the average account value over the period multiplied by 181 days in the period and divided by 365 (to reflect the one-half year period).

Henderson Global Funds	Trustees and Officers (unaudited)

Name, address and age1	Position(s) with the Trust2	Term of Office and Time Served3	Principal Occupations During Past Five Years	Other Directorships Held
Independent Trustees
C. Gary Gerst, 70	Chairman and Trustee	Since 2001
General Partner, Cornelius & Lothian LP (private partnership investing in non-public investments) from 1993 to present; Member of the Governing Council of the Independent Directors Council (IDC) from 2004 to present; Board Member of the Investment Company Institute from 2004 to present.
Formerly, Trustee, Harris Insight Funds Trust.

Roland C. Baker, 71	Trustee	Since 2001
Director, North American Company for Life and Health Insurance (a provider of life insurance, health insurance and annuities); Director, Midland National Life Insurance Company (an affiliate of North American Health Insurance).

Formerly, Trustee, Scottish Widows Investment
Partnership Trust; formerly, Trustee, Allstate Financial Investment Trust; and formerly, Director, Quanta Capital Holdings, Inc. (provider of property and casualty reinsurance).

Faris F. Chesley, 71	Trustee	Since 2002	Chairman, Chesley, Taft & Associates, LLC, Since 2001; Vice Chairman, ABN-AMRO, Inc. (a financial services company), 1998-2001.	None.

Interested Trustees and Officers of the Trust
Sean M. Dranfield4, 43	Trustee and President	Since 2001	Director, Global Distribution, Henderson Global Investors.	None

Kenneth A. Kalina, 50	Chief Compliance Officer	Since 2005
Chief Compliance Officer, HGINA, 2005; Chief Compliance Officer, Columbia Wanger Asset Management, L.P., 2004-2005; Compliance Officer, Treasurer and Chief Financial Officer Columbia Wanger Asset Management, L.P.,
2000-2005.
N/A

Alanna P. Nensel, 34	Vice President	Since 2002	Director, Retail Marketing and Product Management, HGINA.	N/A

Scott E. Volk, 38	Vice President	Since 2001	Director, Retail Finance and Operations, HGINA.	N/A

Henderson Global Funds	Trustees and Officers (unaudited)

Name, address and age1	Position(s) with the Trust2	Term of Office and Time Served3	Principal Occupations during Past Five Years	Other Directorships Held
Interested Trustees and Officers of the Trust
Christopher K. Yarbrough, 35	Secretary	Since 2004	Legal Counsel, HGINA.	N/A

Troy M. Statczar, 38	Treasurer	Since September 2008	Head of US Fund Administration and Accounting, HGINA, since July 2008, Senior Vice President, Citigroup 2005-2008.	N/A

Richard J. Mitchell, 46	Assistant Treasurer	Since 2007	Assistant Treasurer, HGINA, since 2007; Assistant Treasurer, Bank of New York, 2006-2007; Supervisor, The BISYS Group; 2002-2006.	N/A

1.	Each person’s address is 737 North Michigan Avenue, Suite 1700, Chicago, IL 60611. Age is as of December 31, 2009.
2.	Currently, all Trustees oversee all nine series of the Trust.
3.
A Trustee may serve until his death, resignation, removal or until the end of the calendar year in which the Trustee reaches 75 years of age. The officers of the Trust are elected annually by the Board.

4.	This Trustee is an interested person of the Trust because of his employment relationship with Henderson Global Investors (North America) Inc., the investment adviser to the Funds.

Unless otherwise noted, this information is as of July 31, 2010. The Statement of Additional Information for Henderson Global Funds includes additional information about the Trustees and is available without charge by calling 1.866.4HENDERSON (1.866.443.6337).

Henderson Global Funds

Trustees	Investment Adviser
C. Gary Gerst, Chairman Roland C. Baker Faris F. Chesley Sean Dranfield	Henderson Global Investors (North America) Inc. 737 North Michigan Avenue, Suite 1700 Chicago, IL 60611

Officers	Transfer Agent
Sean Dranfield, President
Alanna P. Nensel, Vice President
Scott E. Volk, Vice President
Christopher K. Yarbrough, Secretary
Kenneth A. Kalina, Chief Compliance Officer
Troy M. Statczar, Treasurer
Richard J. Mitchell, Assistant Treasurer
State Street Bank & Trust Company State Street Financial Center One Lincoln Street Boston, MA 02111

For More Information
Please call 1.866.4HENDERSON (1.866.443.6337) or visit our website: www.hendersonglobalinvestors.com

The views expressed in this report and information about the Funds’ portfolio holdings are for the period covered by this report and are subject to change hereafter. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information. Henderson Global Investors is the name under which various subsidiaries of Henderson Group plc, a UK limited company, provide investment products and services.

Foreside Fund Services, LLC, Distributor (September, 2010)

Privacy Notice

Henderson Global Funds

          This notice describes the privacy practices followed by Henderson Global Funds.

          Your privacy is our top priority. Our policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by our shareholders.

          In the course of providing products and services to you, we collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on our website, including any information captured through our use of “cookies.” Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information. More detailed information about our Internet policy is available on our website, www.hendersonglobalinvestors.com.

          In the normal course of serving shareholders, we may share information we collect with entities that help us process information or service your request, such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform shareholders of products and services that we believe may be of interest to them. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose. Our affiliates do not use shareholder information that we receive to make marketing solicitations. We will disclose your personal information to government agencies, law enforcement officials, and others in the limited circumstances where we believe, in good faith, that such disclosure is required or permitted by law. For example, we will disclose your personal information in order to comply with a court order, to cooperate with government or industry regulators, or law enforcement authorities.

          Access to customers’ nonpublic personal information is restricted to employees who need to access that information. To guard shareholder’s nonpublic personal information, we use industry standard physical, electronic, and procedural safeguards. A shareholder’s right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.

          For questions concerning this policy, please contact us by writing to: Alanna Nensel, Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.

Item 2.  Code of Ethics.

(a)	Henderson Global Funds (the “Trust” or the “registrant”) has adopted a Code of Ethics that applies to the Trust’s principal executive officer and principal financial officer (the “Code”).

(b)	No disclosures are required by this Item 2(b).

(c)	There have been no amendments to the Code during the reporting period for Form N-CSR.

(d)	There have been no waivers granted by the Trust to individuals covered by the Code during the reporting period for Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Code may be obtained free of charge by calling 866-343-6337.

Item 3.  Audit Committee Financial Expert.

(a)	(1)
The Board of Trustees of the Trust has determined that it has three audit committee financial experts serving on the Trust’s Audit Committee that possess the attributes identified in Item 3(b) to Form N-CSR.

(2)	The names of the audit committee financial experts are:

Roland C. Baker
Faris F. Chesley
C. Gary Gerst

  Each audit committee financial expert has been deemed to be “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

(3)	Not applicable.

Item 4.  Principal Accountant Fees and Services.

As of July 31, 2010, the registrant had nine series.  The following series of the registrant have a fiscal year ended December 31:  Henderson International Equity Fund, Henderson Worldwide Income Fund and Henderson Money Market Fund (the “12/31 Henderson Funds”).  The following series of the registrant have a fiscal year ended July 31:  Henderson European Focus Fund, Henderson Global Technology Fund, Henderson Global Equity Income Fund, Henderson Global Opportunities Fund, Henderson International Opportunities Fund and Henderson Japan-Asia Focus Fund (the “7/31 Henderson Funds”).

Information provided in response to Item 4 includes amounts billed during the applicable fiscal years for services rendered by the registrant’s principal accountant to the 12/31 Henderson Funds and the 7/31 Henderson Funds.

(a)           Audit Fees – The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filings or engagements for the those fiscal years are set forth below.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 7/31/10	N/A	$167,000
Year ended 12/31/09	$81,400	N/A
Year ended 7/31/09	N/A	$221,700
Year ended 12/31/08	$61,000	N/A

Please note that the Henderson Worldwide Income Fund changed its fiscal year end to December 31 on October 1, 2009.  Therefore the audit fee for the year ended July 31, 2009 includes fee for the Henderson Worldwide Income Fund since the Fund had a fiscal year ended July 31 at that time.

(b)
Audit Related Fees – There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for assurance and related services rendered by the principal accountant to the investment adviser that are reasonably related to the performance of the audit of the registrant’s financial statements that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c)
Tax Fees – The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation are set forth below.  These services consisted of the principal accountant reviewing the registrant’s excise tax returns, distribution requirements and RIC tax returns, as well as consultation regarding the tax consequences of specific investments.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 7/31/10	N/A	$46,672
Year ended 12/31/09	$20,325	N/A
Year ended 7/31/09	N/A	$67,408
Year ended 12/31/08	$18,176	N/A

Please note that the Henderson Worldwide Income Fund changed its fiscal year end to December 31 on October 1, 2009.  Therefore the tax fee for the year ended July 31, 2009 includes fee for the Henderson Worldwide Income Fund since the Fund had a fiscal year ended July 31 at that time.

The aggregate fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4 are set forth below.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 7/31/10	N/A	$0
Year ended 12/31/09	$0	N/A
Year ended 7/31/09	N/A	$0
Year ended 12/31/08	$0	N/A

(d)
All Other Fees – There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a) – (c) of this Item 4.

There were no fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for products and services provided by the principal accountant to the investment adviser that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(e)           Pre-Approval Policies and Procedures

(1)
Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall pre-approve any engagement of the independent auditors to provide any services (other than prohibited non-audit services) to the Trust, the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust) (collectively, the “Adviser”), including the fees and other compensation to be paid to the independent auditors.  Any member of the Audit Committee may grant such pre-approval.  Any such delegated pre-approval shall be presented to the Audit Committee by the member who approved the engagement.  Pre-approval of non-audit services is not required, if:  (a) the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

The independent auditors shall not perform any of the following non-audit services for the Trust (“prohibited non-audit services”):  (a) bookkeeping or other services related to the accounting records or financial statements of the Trust; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser, or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other services that the Public Company Accounting Oversight Board determines are impermissible.

(2)
None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All of the fees billed for services provided to the Adviser described in paragraphs (b)-(d) of Item 4 were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)	No disclosures are required by this Item 4(f).

(g)
The approximate aggregate non-audit fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for services rendered by the principal accountant to the registrant are set forth below.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 7/31/10	N/A	$46,672
Year ended 12/31/09	$20,325	N/A
Year ended 7/31/09	N/A	$67,408
Year ended 12/31/08	$18,176	N/A

The approximate aggregate non-audit fees billed for the last two fiscal years ended July 31 for the 7/31 Henderson Funds and December 31 for the 12/31 Henderson Funds for services rendered by the principal accountant to the Adviser and its affiliates that provide ongoing services to the registrant are set forth below.

	12/31 Henderson Funds	7/31 Henderson Funds
Year ended 7/31/10	N/A	$266,319
Year ended 12/31/09	$612,924	N/A
Year ended 7/31/09	N/A	$604,488
Year ended 12/31/08	$620,203	N/A

(h)
The registrant’s Audit Committee has determined that the non-audit services the principal accountant has rendered to the Adviser that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)  Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b)
There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)	(1)	Not applicable.

(2)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS

By:          /s/ Sean Dranfield
Sean Dranfield
President (principal executive officer) of Henderson Global Funds

Date:      September 20, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:          /s/ Sean Dranfield
Sean Dranfield
President (principal executive officer) of Henderson Global Funds

Date:       September 20, 2010

By:          /s/ Troy Statczar
Troy Statczar
Treasurer (principal financial officer) of Henderson Global Funds

Date:       September 20, 2010